EXHIBIT 10(v)


                       KYSOR INDUSTRIAL CORPORATION
                       EMPLOYEE STOCK OWNERSHIP PLAN

             (Amended and Restated Effective January 1, 1989)


                          Warner, Norcross & Judd
                           900 Old Kent Building
                           111 Lyon Street, N.W.
                     Grand Rapids, Michigan 49503-2489
                        KYSOR INDUSTRIAL CORPORATION
                       EMPLOYEE STOCK OWNERSHIP PLAN


     Kysor Industrial Corporation, a Michigan corporation, amends and restates the Kysor Industrial Corporation Employee Stock
Ownership Plan ("Plan").


                                 ARTICLE 1

                      Establishment of Plan and Trust


1.1  Establishment of Plan.

     This defined contribution plan is established by the Em-

ployer for the exclusive benefit of eligible Employees and their beneficiaries. The Plan is designed to operate as an employee stock ownership plan and to be invested primarily in Employer
Stock.

     (a)  Employer.  "Employer" means Kysor Industrial Corpora-

tion and any other employer that has adopted or later adopts the Plan.

     (b) Plan History. A schedule that states the effective date of the Plan and certain amendments may be attached.

     (c) Adoption by Another Employer. Adoption of the Plan by another employer shall be effective as of the date approved and specified in writing by Kysor Industrial Corporation and by the adopting employer. Any adopting employer may exclude from par-

ticipation any division or facility by the same corporate action required for adoption of the Plan. Adoption of the Plan by an employer other than Kysor Industrial Corporation shall not create a separate plan.

          For purposes of administration of the Plan, "Employer" means only Kysor Industrial Corporation.


1.2  Declaration of Trust.

     Assets held under the Plan will be held in trust and administered under the terms of the Plan and the Kysor Industrial Corporation Employee Stock Ownership Trust ("Trust"). The Trust is established and shall be operated for the exclusive benefit of Participants and their beneficiaries. The Trust shall not be diverted to other purposes, except that trust assets may be used to pay reasonable expenses of administration.


1.3  Compliance With Law.

     This benefit program is intended to continue a qualified re-

tirement plan and trust under the Internal Revenue Code of 1986
("Code") and the Employee Retirement Income Security Act of 1974
("ERISA"), as amended, and all Regulations issued under the Code and ERISA ("Regulations").


1.4  Effective Dates of Plan Provisions.

     "Effective Date" of this amendment and restatement means
January 1, 1989, unless a provision specifies a different effective date. Each Plan provision applies from its effective date until the effective date of an amendment.


1.5  Application to Inactive and Former Participants.

     An amendment to the Plan shall apply to former Participants and to Participants not employed in Covered Employment on the ef-

fective date of the amendment only if it amends a provision of the Plan that continues to apply to those Participants or only to the extent it expressly states that it is applicable. Except as specified in the preceding sentence, if a Participant is not employed in Covered Employment on the effective date of an amend-

ment, the amendment shall not become applicable to the Partici-

pant unless the Participant has an Hour of Service in Covered
Employment after the effective date of the amendment.


                                 ARTICLE 2

                                Definitions


     Except for the following general definitions, defined terms are located at or near the first major use of the term in the Plan. A table showing the location of all definitions appears immediately after the table of contents. When used as defined, the first letter of each defined term is capitalized.


2.1  Break in Service.

     "Break in Service" means a period of at least 12 months, be-

ginning on a Severance Date and ending on or after the first an-

niversary of the Severance Date, during which the Employee does not have an Hour of Service.


2.2  Employer Contributions.

     "Employer Contributions" means ESOP Contributions.


2.3  5% Owner.

     "5% Owner" means:

     (a) Corporation. An individual who owns (or is considered to own under Code Section 318) either more than 5% of the out-

standing stock of a corporate Employer or Related Employer, or stock possessing more than 5% of the total combined voting power of all stock of a corporate Employer or Related Employer;

     (b) Partnership. A partner who owns more than 5% of the capital or profits interest in an Employer or Related Employer that is a partnership; or

     (c) Proprietorship. An Employer or Related Employer that is a sole proprietor.

     Notwithstanding aggregation of the Employer and all Related Employers as required by Code Sections 414(b), (c) and (m), the percentage of ownership for purposes of this definition shall be determined separately for each entity that is an Employer or Re-

lated Employer.


2.4  Highly Compensated Employee.

     (a)  Definition.  "Highly Compensated Employee" for a Plan
Year means any Employee who:

          (i) 5% Owner. Was a 5% Owner at any time during the current Plan Year or the 12-month period immediately preceding the current Plan Year ("Look-Back Year"); or

          (ii) Other. Is described in (A), (B), or (C), and is one of the 100 Employees paid the most compensation during the current Plan Year, or was described in (A), (B), or (C) during the Look-Back Year.

               (A) Compensation. Received HCE Compensation in excess of $75,000 (as adjusted under Code Section 415(d));

               (B) Top-Paid 20%. Received HCE Compensation in excess of $50,000 (as adjusted under Code Section 415(d)) and was among the top-paid 20% of Employees for the Plan Year when ranked by HCE Compensation; or

               (C)  Officers.  Was an officer and received HCE
Compensation in excess of 50% of the defined benefit dollar limit under Code Section 415(b)(1)(A) (as adjusted under Code Sec-

tion 415(d)) or, if the Employer or a Related Employer has no officer described in the preceding phrase, is the highest paid officer of the Employer or the Related Employer for the Plan
Year.

     (b)  HCE Compensation.  "HCE Compensation" means Section 415
Compensation plus elective contributions that are excluded from gross income by Code Sections 125, 402(a)(8), 402(h), or 403(b).

     (c) Determination Rules. The determination of who is a Highly Compensated Employee shall be made under Code Sec-

tion 414(q) and Regulations, including the following rules:

          (i) Officers. The number of Employees considered to be officers shall be limited to 50 or, if less, the greater of three Employees or 10% of all Employees.

          (ii) Top-Paid 20%.  The following Employees are ex-

cluded before determining the top-paid 20% of Employees:

               (A)  Age and Service.  Employees who have not at-

tained age 21 or completed six months of service by the last day of the current Plan Year or Look-Back Year;

               (B) Part-Time/Seasonal. Employees who normally work less than 17 1/2 hours per week or normally work six months or less in any Plan Year;

               (C)  Nonresident Aliens.  Employees who are non-

resident aliens receiving no earned income from sources within the United States; and

               (D) Collective Bargaining Employees. Employees covered by a collective bargaining agreement if more than 90% of all Employees are covered by a collective bargaining agreement and this Plan excludes them.

        (iii)  Family Aggregation.  If, during the current Plan
Year or the Look-Back Year, a Participant is a spouse, lineal ancestor or descendant, or spouse of a lineal ancestor or descen-

dant, of a Participant who is either a 5% Owner or a Highly Com-

pensated Employee among the 10 Highly Compensated Employees paid the most compensation for the current Plan Year or Look-Back
Year, the Participants shall be treated as one Highly Compensated
Employee.

          (iv) Former Employees.  A former Employee who was a
Highly Compensated Employee at termination of employment or at any time after attaining age 55 shall be a Highly Compensated Em-

ployee at all times thereafter.

          (v)  Look-Back Year Election.  In accordance with the
Regulations, the Employer may elect to designate the calendar year ending with or within a Plan Year as the Look-Back Year for that Plan Year.


2.5  Hour of Service.

     "Hour of Service" means each hour that an Employee is di-

rectly or indirectly paid or entitled to be paid by the Employer for the performance of duties during the applicable period.
These hours will be credited for the period in which the duties are performed.

     (a) Back Pay. Hours of Service include each hour for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer. Back pay hours shall be credited to the Employee for the period or periods to which the award or agreement pertains.

     (b) Periods Credited. Generally, Hours of Service shall be credited as provided in Section 2530.200b of the ERISA Regu-

lations. Hours of Service shall be credited under the rules of this section and as provided in Section 2530.200b-2(b) of those Regulations. Hours of Service shall be credited to ap-

propriate periods determined under the rules set forth in Sec-

tion 2530.200b-2(c) of those Regulations.


2.6  Person.

     "Person" means an individual, committee, proprietorship, partnership, corporation, trust, estate, association, organiza-

tion, or similar entity.


2.7  Plan Year.

     "Plan Year" means the 12-month period beginning each January 1.


2.8  Related Employer.

     "Related Employer" means (i) each corporation, other than the Employer, that is a member of a controlled group of corpo-

rations, as defined in Code Section 414(b), of which the Employer is a member; (ii) each trade or business, other than the Employer, whether or not incorporated, under common control of or with the Employer under Code Section 414(c); (iii) each member, other than the Employer, of an affiliated service group, as de-

fined in Code Section 414(m), of which the Employer is a member;
and (iv) any other entity required to be aggregated with the Em-

ployer by Regulations under Code Section 414(o). An entity shall not be considered a Related Employer for any purpose under this plan during any period it does not satisfy (i), (ii), (iii), or
(iv) in the preceding sentence.


2.9  Valuation Date.

     "Valuation Date" means the last day of each calendar quarter and any other date specified as a Valuation Date by the Adminis-

trator.


2.10 Year of Service.

     "Year of Service" means an annual unit of service determined and credited as follows:

     (a)  Aggregate Elapsed Time.  The number of the Employee's
Years of Service is based on the Employee's aggregate elapsed time of employment.

     (b) Continuous. Generally, credit toward Years of Service runs continuously between the first day an Employee has an Hour of Service (upon initial employment or reemployment) and the next
Severance Date.

     (c) Less Than One Year Absence. In addition, but without duplication, if an Employee is absent for a period of less than one year, and if the Employee has a Severance Date on or after the date the Employee initially is absent from work but before the absence from work ends, the entire period from the Severance Date to the date the Employee returns to work shall be included in the determination of Years of Service. For this purpose, an Employee is absent from work for less than one year if the Em-

ployee returns to work before the first anniversary of the date the Employee initially is absent from work. An Employee has re-

turned to work on the first day the Employee has an Hour of Ser-

vice after the date the Employee initially is absent from work.

     (d)  Severance Date.  "Severance Date" means the earlier of:

          (i) Termination of Employment. The date the Employee quits, retires, is discharged, or dies, whichever comes first; or

          (ii) First Anniversary of Absence.  The first anniver-

sary of the first day of a period during which the Employee is absent from work with or without pay for any other reason such as vacation, holiday, sickness, disability, leave of absence, or layoff.

        (iii) Maternity/Paternity. If an Employee is absent from work due to a Qualified Maternity or Paternity Absence, the Severance Date shall be the second anniversary of the first day of the Employee's absence.

     (e) Qualified Maternity or Paternity Absence. "Qualified Maternity or Paternity Absence" means an absence from work due to pregnancy of the Employee, birth of a child of the Employee, placement of a child with the Employee in connection with adop-

tion of the child, or caring for a child immediately after birth or placement of the child with the Employee.

     (f) Time of Credit. One Year of Service is credited as of each anniversary of the date the measurement begins.

     (g) Aggregation. All periods of less than one year shall be aggregated at the rate of 1/12 year for each full period of 30 days.

     (h)  Military Service.  If employment terminates due to ac-

tive service in the armed forces of the United States, the Em-

ployee shall receive credit toward Years of Service to the extent the Employee would have been scheduled to work during each month of the period of active service. The Employee must apply for, and be able to resume, employment with the Employer within the time limits established by federal law for protection of veter-

ans' reemployment rights.

     (i) No Duplication. There shall be no duplication in the calculation of Years of Service.

     (j) Non-Covered Employment. Employment with the Employer or a Related Employer that is not Covered Employment counts toward Years of Service.

     (k) Subject to Break-in-Service Rules. An Employee's Years of Service are subject to the Break-in-Service rules stated in the Plan.

     (l) Regulations. Years of Service shall be credited as provided in Regulations Section 1.410(a)-7.

     (m) Predecessor Plan. If the Plan is required to be treated as a continuation of the plan of a predecessor employer under Code Section 414(a), an Employee shall be credited with all Years of Service credited to the Employee under the predecessor's plan.


                                 ARTICLE 3

                        Eligibility to Participate


3.1  Eligibility Requirements.

     The eligibility requirements for participation in the Plan are attainment of age 20 1/2 and completion of six (6) months of service. An Employee in Covered Employment shall become a Participant ("Participant") on the first Entry Date following the date the Employee satisfies the eligibility requirements.

     (a)  Employee.  "Employee" means an individual who is em-

ployed by the Employer or a Related Employer and who receives compensation for personal services to the Employer or Related
Employer that is subject to withholding for federal income tax purposes.

     (b) Entry Date. "Entry Date" means the first day of each Plan Year.


3.2  Requirement of Covered Employment.

     If an eligible Employee is not employed in Covered
Employment on the applicable Entry Date, the Employee shall become a Participant on the first subsequent day on which the Employee has an Hour of Service in Covered Employment.

     "Covered Employment" means all employment with the Employer except (i) employment with a Related Employer that has not adopted the Plan, (ii) employment as a Leased Employee, (iii) employment as a temporary Employee, (iv) employment with a subsidiary or division of the Employer acquired or created after December 31, 1988, unless Covered Employment is extended to employees of the subsidiary or division by resolution of the board of directors of Kysor Industrial Corporation, (v) employment in a unit of Employees covered by a collective bargaining agreement unless such bargaining agreement provides for participation under the Plan, or (vi) employment as a nonresident alien receiving no income from sources within the United States.


3.3  Participation Rules.

     (a)  Termination of Participation.  Participation shall ter-

minate upon the earlier of the date the Participant is not an Em-

ployee and has been paid the full amount due under the Plan or the date of the Participant's death.

     (b)  Reemployment.  A former Participant shall become a Par-

ticipant immediately upon completion of one Hour of Service in Covered Employment.


3.4  Leased Employee.

     "Leased Employee" means an individual described in and re-

quired to be treated as an Employee under Code Sections 414(n) and 414(o) and Regulations. For purposes of this definition, the Employer or any Related Employer for whom a Leased Employee per-

forms services is referred to as the recipient.

     A Leased Employee under Code Section 414(n) is an individual who is not an Employee (except by reason of this definition) but who performs services for the recipient of a type historically performed by employees in the recipient's business field, pursu-

ant to an agreement between the recipient and a leasing organiza-

tion, on a full-time basis for at least a one-year period.

     (a) One-Year Period. For purposes of this definition, a one-year period is the individual's initial 12-month period of performing services for the recipient or any Plan Year beginning during or after that initial 12-month period.

     (b) Full-Time Basis. An individual is considered to be employed on a full-time basis if the individual completes the lesser of 1,500 Hours of Service or 75% of the median number of Hours of Service credited to Employees who perform similar ser-

vices for the recipient.  If no Employees perform similar ser-

vices during the current period, the median shall be based on the performance of similar services by Employees during a prior Plan Year. An individual is not considered employed on a full-time basis unless the individual completes at least 1,000 Hours of Service.

     (c) Conditions. A Leased Employee shall be treated as an Employee unless:

          (i)  20% of Non-Highly Compensated Work Force.  Leased
Employees do not constitute more than 20% of the recipient's non-highly compensated work force, and

          (ii) Covered by Plan Described in Code Section 414(n). The Leased Employee is covered by a money purchase pension plan described in Code Section 414(n) with a nonintegrated employer contribution rate of at least 10% of HCE Compensation, immediate participation, and full and immediate vesting. Immediate partic-

ipation shall not be required for a Leased Employee who received less than $1,000 in compensation from the leasing organization in each Plan Year during the four-year period ending with the cur-

rent Plan Year.

     A Leased Employee includes a leased owner or a leased man-

ager determined to be a Leased Employee under Code Section 414(o) and the Regulations.


                                 ARTICLE 4

                               Contributions


4.1  Contributions.

     The following contributions are permitted or required for a Plan Year.

     (a)  ESOP Contributions.  The Employer may make an ESOP
Contribution for each Plan Year.

     (b)  Restoration of Forfeiture.  When restoration of a for-

feiture is required under Article 6 and current forfeitures and trust earnings applied for that purpose are insufficient, the Em-

ployer shall contribute the necessary additional amount.


4.2  ESOP Contribution.

     The Employer may make an "ESOP Contribution" for a Plan Year on behalf of all eligible Employees. Subject to the restrictions of the Plan, the ESOP Contribution shall be sufficient to meet the Current Obligations of the Plan to the extent the Current Obligations are not paid with cash dividends. To the extent the ESOP Contribution is made in cash, the ESOP Contribution may be used to repay an Exempt Loan used to purchase Employer Stock for the Plan.

     "Current Obligations" means Trust financial obligations arising from an Exempt Loan to the Trust, and payable in cash within one year from the date an Employer Contribution is due.


4.3  Limits on Employer Contributions.

     Employer Contributions are subject to the following limits:

     (a) Deduction. Employer Contributions for a Plan Year shall not exceed the amount allowable as a deduction under Code
Section 404. A nondeductible contribution may be subject to a 10% excise tax.

     (b) Annual Additions. Employer Contributions are subject to the limit on Annual Additions stated in Article 5.


4.4  Return of Employer Contributions.

     (a)  Mistake of Fact.  Part or all of any Employer Contri-

bution made by mistake of fact shall be returned to the Employer, upon demand, within one year after payment of the contribution.

     (b)  Nondeductible.  Each Employer Contribution is condi-

tioned on its deductibility under Code Section 404.  Unless ne-

cessary for the Trust to meet its Current Obligations, a nondeductible Employer Contribution shall be returned to the Employer, upon demand, before the due date for the Employer's federal income tax return for the taxable year for which the contribution was made. The portion of the contribution to be returned shall not exceed the amount determined to be nondeductible.

     (c) Amount. The amount that may be returned shall be determined as of the Valuation Date coinciding with or most recently preceding the date of repayment. The amount shall be the excess of the amount contributed over the amount that is deductible or the amount that would have been contributed if the mistake of fact had not occurred. Earnings attributable to the excess amount shall not be returned. Losses attributable to the excess amount shall reduce the amount returned. The amount returned shall not reduce a Participant's account to less than the account balance would have been on the applicable Valuation Date had the excess amount not been contributed.


4.5  Reduction Of Employer Contribution for Leased Employees.

     If a Leased Employee becomes a Participant in the Plan, any Employer Contribution which would be made for and allocated to the Leased Employee shall be reduced by any contribution made by the leasing organization for the Participant to a qualified re-

tirement plan for services performed by the Leased Employee for the Employer.


4.6  Timing of Contributions.

     Any Employer Contribution shall be paid to the Trustee on or before the date prescribed by law (including extensions) for filing the Employer's federal income tax return for the taxable year. The Employer also shall identify the type and amount of each contribution for a Plan Year by written communication to the Trustee on or before the date final allocations are performed under Article 5. If property other than cash is contributed, the property shall be valued at fair market value at the time of contribution.


4.7  Limitations on ESOP Contributions.

     ESOP Contributions that are allocated under Sections
5.2(a)(ii)(B)(2)(b)(i) and (ii) based on elective contributions are subject to the ACP Limit.

     (a)  ACP Limit.  "ACP Limit" means the maximum ACP for
Highly Compensated Employees determined as follows:

          (i)  Amount of Limit.  The ACP for Participants who are
Highly Compensated Employees shall not exceed the greater of:

               (A)  125% Limit.  125% of the ACP for all Partici-

pants who are not Highly Compensated Employees, or

               (B)  200%/2% Limit.  200% of the ACP for all Par-

ticipants who are not Highly Compensated Employees or, if less, the ACP for all Participants who are not Highly Compensated Em-

ployees plus two percentage points.

          (ii) ACP. "ACP" means the average of the Contribution Percentages determined by dividing the sum of all Contribution Percentages of all eligible Participants in the applicable group by the number of eligible Participants in the group. An eligible Participant is a Participant who is directly or indirectly eligi-

ble to make or receive an allocation of an ACP Contribution.

        (iii)  Contribution Percentage.  "Contribution Percent-

age" means the percentage determined by dividing the Partici-

pant's ACP Contributions for the Plan Year by the Participant's
ACP Compensation.  If ACP Contributions are not made for the Par-

ticipant, the Participant's Contribution Percentage is zero.

          (iv) ACP Compensation. "ACP Compensation" means the Employee's compensation for the Plan Year as defined in Code
Section 414(s) and Regulations. ACP Compensation is determined only for the portion of the Plan Year that the Employee is a Par-

ticipant employed in Covered Employment. ACP Compensation shall not exceed the $200,000 limit, adjusted and applied as specified in Section 5.2(a)(iii)(A).

          (v)  ACP Contributions.  "ACP Contributions" means the
ESOP Contributions allocated as matching contributions under
Section 5.2(a)(ii)(B)(2)(b)(i) and (ii) for the Plan Year.

          (vi) Aggregation With Other Plans. The Plan and any plan aggregated with the Plan under the plan aggregation rules of
(d) below shall be treated as a single plan for testing com-

pliance with the ACP Limit.

        (vii) Additional Rules. In determining compliance with the ACP Limit, the plan aggregation, family aggregation, correc-

tion, and other rules in (d) below apply.

     (b)  Prevention of Excess Aggregate Contributions.  If the
Administrator determines that the ACP Limit may be exceeded, the Administrator may reduce or suspend contributions for individual
Highly Compensated Employees as necessary.

     (c)  Correction of Excess Aggregate Contribution.  An Excess
Aggregate Contribution, plus any attributable income or loss, shall be deducted from the Participant's ESOP Account to the ex-

tent that ESOP Contributions are treated as matching contributions.

          (i) Definition. "Excess Aggregate Contribution" means the ACP Contributions of Highly Compensated Employees that cause the ACP to exceed the ACP Limit.

          (ii) Method.  Correction of the Excess Aggregate
Contribution shall be made by deducting the Participant's ESOP
Contributions treated as matching contributions for the Plan
Year.

               ESOP Contributions treated as matching contribu-

tions deducted to correct an Excess Aggregate Contribution shall be multiplied by the Participant's vested percentage to determine the vested amount. The vested amount shall be distributed, and the nonvested portion shall be treated as a forfeiture as of the date of deduction.

     (d) Additional 401(m) Rules. The following additional rules apply to the contributions subject to the ACP Limit:

          (i) Deadline for Inclusion in Tests. To be included for testing compliance with the ACP Limit for a Plan Year, con-

tributions must be paid to the Trust by the end of the twelfth month after the end of that Plan Year and must be allocated to the Participant's accounts as of a date during the Plan Year.

          (ii) Plan Aggregation Rules.

               (A) HCE Required Aggregation. Unless prohibited by the Regulations, if the same Highly Compensated Employee is eligible to participate in two or more plans of the Employer or a Related Employer, the plans shall be treated as a single plan for determining compliance with the ACP Limit. If the plans have different plan years, they shall be treated as a single plan with respect to the plan years ending within the same calendar year.

               (B) Required Aggregation. If the Plan and any other qualified retirement plan of the Employer or a Related Employer are required to be treated as a single plan for compliance with Code Section 410(b) (other than Code Sec-

tion 410(b)(2)(A)(ii)), compliance with the ACP Limit shall be determined as if the plans were a single plan.

               (C) Permissive Aggregation. If the Plan and any other qualified retirement plan of the Employer or a Related Em-

ployer are treated as a single plan when permitted but not re-

quired by Code Section 410(b) and Regulations, the aggregated plans must comply with the ACP Limit and must also meet the requirements of Code Sections 401(a)(4) and 410(b) as if the plans were a single plan. For plan years beginning after Decem-

ber 31, 1989, plans may be aggregated permissively only if they have the same plan year.

               (D) Prohibited Aggregation. Plans that may be aggregated under Code Section 410(b) but are not actually aggre-

gated for a Plan Year for purposes of Code Section 410(b) (other than Code Section 410(b)(2)(A)(ii)) may not be aggregated for purposes of compliance with the ACP Limit.

        (iii) Family Aggregation. Family members aggregated under Section 2.4(c)(iii) shall be treated as a single fictitious Highly Compensated Employee for testing compliance with the ACP Limit. The Contribution Percentage for the fictitious Highly Compensated Employee shall be the amount determined by combining the ACP Contributions and combining the ACP Compensation of all family group members. The fictitious Highly Compensated Employee shall represent the entire family group in the ACP test and none of the individual family members or their respective Contribution Percentages shall be separately included in the tests.

          (iv) Order of Correction.

               (A) Order. Excess Aggregate Contributions shall be corrected by reducing the Contribution Percentages of Highly
Compensated Employees, beginning with those at the highest Con-

tribution Percentage, to the next lower Contribution Percentage level for Highly Compensated Employees or, if greater, a percent-

age that results in compliance with the ACP Limit. If further reduction is required to satisfy the ACP Limit, the amount shall be determined by continuing the process until the ACP Limit is not exceeded. The amount by which the Contribution Percentage is reduced shall be distributed to each affected Highly Compensated Employee as specified in (c) above.

               (B) Family Aggregation Group. The amount of Excess Aggregate Contributions attributable to the fictitious Highly Compensated Employee shall be allocated among the members of the family aggregation group in proportion to the ACP Contri-

butions combined to determine the Contribution Percentage of the fictitious Highly Compensated Employee.

          (v) Attributable Income or Loss. Any distribution from a Participant's account to correct or in conjunction with correction of an Excess Aggregate Contribution shall include the attributable income or loss for the Plan Year and for the period between the last day of the Plan Year and the date of distribution.

               (A) Method of Determination. The Employer may determine the attributable income or loss for the Plan Year and for the period between the last day of the Plan Year and the date of distribution using any reasonable method that does not result in discrimination under Code Section 401(a)(4). The method must be used consistently for all Participants and for all corrective distributions for the Plan Year and must be the method used for allocating earnings or losses to the Participants' accounts for that year.

               (B) Alternative Method of Determination. If the attributable income or loss is not determined under (v)(A) above, the income or loss shall be determined by multiplying the income or loss attributable to the account from which the correcting deduction is made for the Plan Year for which the excess is determined by a fraction. The numerator of the fraction is the excess amount. The denominator is the balance in the account as of the first day of the Plan Year, plus contributions allocated as of the last day of the Plan Year.

                    In addition, income credited for the period between the last day of the Plan Year and the date of distribu-

tion shall be equal to 10% of the income determined under the preceding paragraph multiplied by the number of full months between the last day of the Plan Year and the date of distribu-

tion. A month shall be considered a full month if the payment is made after the 15th day of that month.

          (vi) Allocation of Correction Among Multiple Plans. If the Employer maintains another plan that must be aggregated with this Plan for testing compliance with the ACP Limit, the Employer shall specify the plan from which corrections are to be made.

        (vii)  Deadline for Correction.  To correct an Excess Ag-

gregate Contribution, a distribution shall be made not later than the last day of the Plan Year after the Plan Year for which the excess was contributed.

       (viii) Taxation of Distribution. Attributable income on an Excess Aggregate Contribution shall be included in the Partic-

ipant's income for the calendar year in which it is distributed.

          (ix) Penalties.  Distribution of an Excess Aggregate
Contribution does not subject the Participant to the 10% penalty on an early withdrawal under Code Section 72(t).

          (x) Calendar Year/Taxable Year. The term calendar year with reference to an individual means the taxable year for any individual whose taxable year is not the calendar year.


                                 ARTICLE 5

                                Allocations


5.1  Accounts.

     The Administrator shall maintain the necessary number of ac-

counts for each Participant. The Administrator shall maintain the accounts described in (a) below.

     (a)  Specific Accounts.

          (i) ESOP Account. "ESOP Account" means a separate account for a Participant that is credited with shares of Employer Stock. The ESOP Account shall consist of subaccounts known as Employer Stock Accounts and, if applicable, an Other Investments Account.

               (A)  Employer Stock Account.  "Employer Stock Ac-

count" means the portion of a Participant's ESOP Account that is credited with shares of Employer Stock. There shall be a sepa-

rate Employer Stock Account for Employer Stock purchased with each Exempt Loan, and a separate Employer Stock Account for Em-

ployer Stock acquired by the Trust without an Exempt Loan.  An
Employer Stock Account shall include stock dividends paid on Em-

ployer Stock allocated to such account and Employer Stock pur-

chased with cash dividends to the extent those dividends were not used to repay an Exempt Loan or distributed to Participants.

               (B)  Other Investments Account.  "Other Invest-

ments Account" means the portion of a Participant's ESOP Account credited with cash or the Participant's share of the net income (or loss) on investments of a permanent nature (as opposed to short-term investments under Section 4.2(j) of the Trust pending acquisition of Employer Stock). An Other Investments Account shall not be required to be maintained unless, and until, investments of a permanent nature, other than Employer Stock, are held in a Participant's ESOP Account.

               (C)  Employer Stock.  "Employer Stock" means Em-

ployer securities within the meaning of Code Section 409(l).

          (ii) TRASOP Account. "TRASOP Account" means a separate account for each Participant who had such an account under the Plan on December 31, 1988.

        (iii)  After-Tax Employee Contributions Account.  "After-
Tax Employee Contributions Account" means a separate account for the Participant's after-tax employee contributions as of December 31, 1988. Effective January 1, 1989, no additional after-tax employee contributions may be credited to these accounts or may be made under the Plan.

     (b)  General Rules.

          (i) Accounting Only. Separate accounts shall be maintained for accounting purposes only and shall not require segregated investment of amounts allocated to separate accounts.

          (ii) Consolidation. Separate accounts shall not be required if (A) the separation is not necessary for compliance with any requirement of the Code, ERISA, and Regulations, (B) the consolidation would not deprive a Participant of any tax or transfer opportunity, and (C) the accounts are subject to the same vesting schedule or are fully vested.


5.2  Allocations.

     As of each applicable Valuation Date, the contributions to the Plan and/or Employer Stock released under Section 4.2(i) of the Trust shall be allocated to each Participant's accounts as follows:

     (a)  ESOP Contribution.

          (i) Eligibility. A Participant shall be eligible for a share of the ESOP Contribution or Employer Stock allocated as a result of the ESOP Contribution for each Plan Year in which
(A) the Participant is employed in Covered Employment on the last day of the Plan Year, or (B) the Participant's employment terminates on or after the Participant's Normal Retirement Date or due to death or Total Disability. Each Participant with an Employer Stock Account at the payment date for cash dividends (payable with respect to Employer Stock held in the Participant's accounts) shall be eligible for the allocation of cash dividends on that Employer Stock.

          (ii) Allocation.

               (A)  Cash Dividend and Cash Contributions.  Sub-

ject to (D) below, all cash dividends paid to the Trust, plus earnings, with respect to Employer Stock purchased with an Exempt Loan, may be used to pay Current Obligations with respect to the Exempt Loan, or to prepay that Exempt Loan to the extent prepay-

ment would not violate the terms of the Exempt Loan. If cash dividends are not used to pay or prepay an Exempt Loan, the cash dividends shall be distributed pursuant to Section 7.12. Subject to (D) below, cash contributions by the Employer, plus earnings, shall be used to pay Current Obligations or to prepay an Exempt Loan to the extent prepayment would not violate the terms of the Exempt Loan. If cash contributions are not used to pay or prepay an Exempt Loan, they shall be allocated under (D)(2) below. Em-

ployer Stock released for allocation under Section 4.2(i) of the Trust as a result of the payments made on an Exempt Loan shall be allocated in accordance with (B) below.

               (B) Employer Stock. Employer Stock released under Section 4.2(i) of the Trust shall be allocated as of the end of the Plan Year to the applicable account of each Participant as follows:

                    (1)  Cash Dividends Value.  First, released
Employer Stock with respect to an Exempt Loan which has a Fair Market Value equal to the cash dividends paid to the Trust (and used to pay or prepay an Exempt Loan) during the Plan Year with respect to Employer Stock allocated to each Participant's appli-

cable Employer Stock Account shall be allocated to that Partici-

pant's applicable account.

                    (2)  Remaining Allocation.  Second, if
additional Employer Stock remains to be allocated, released Employer Stock with respect to an Exempt Loan shall be allocated to each Participant's applicable Employer Stock Account as follows:

                         (a)  Allocation For Plan Years Beginning
Prior to January 1, 1993. For each Plan Year beginning prior to January 1, 1993, the allocation shall be in the proportion that the Participating Compensation of each eligible Participant bears to the Participating Compensation of all eligible Participants.

                         (b)  Allocation For Plan Years Beginning
On or After January 1, 1993. For each Plan Year beginning on or after January 1, 1993, the allocation shall be made in the following steps.

                              (i)  50%.  First, an amount shall
be allocated that is 50% of the Elective Contributions made by each eligible Participant up to a maximum of 1% of the Participating Compensation for each eligible Participant for the Plan Year.

                              (ii) 100%.  Then, if an eligible
Participant has attained age 45 and has completed 5 Years of Service as of the end of the Plan Year, an additional amount shall be allocated that is 100% of the Elective Contributions made by each eligible Participant up to a maximum of $300 for the Plan Year.

                                   If an eligible Participant has
attained age 55 and has completed 5 Years of Service as of December 31, 1993, the Participant shall not receive an allocation under the preceding paragraph, and instead, an amount shall be allocated that is 100% of the Elective Contributions made by each eligible Participant up to a maximum of $750 for the Plan Year. Effective for Plan Years beginning on or after January 1, 1998, the maximum amount shall be reduced to $300.

                              (iii) Proportionate.  Finally, if
any amount remains to be allocated, that amount shall be allocated in the proportion that the Participating Compensation of each eligible Participant bears to the Participating
Compensation of all eligible Participants.

               (C) Special Employer Contribution or Employer Stock Release. Notwithstanding any provision of the Plan or Trust to the contrary, to the extent necessary to meet the required allocation of Employer Stock under (ii)(B)(1) above, the Employer, in its sole discretion, may contribute additional Employer Stock or cash to the Trust for purposes of completing such allocation. If sufficient Employer Contributions are not made for such purpose, then additional shares of Employer Stock shall be released under Section 4.2(i) of the Trust for purposes of completing such allocation.

               (D)  No Exempt Loan.  If the Trust has no Exempt
Loan with respect to a Participant's Employer Stock Account,
TRASOP Account, or After-Tax Employee Contributions Account:

                    (1)  Cash Dividends.  Cash dividends paid
with respect to the Participant's Employer Stock Account shall be distributed pursuant to Section 7.12;

                    (2)  Cash Contributions.  Cash contributions
shall be allocated to eligible Participants' Other Investments
Accounts in the manner described in (B)(2) above; and

                    (3)  Employer Stock Contributions.  Contribu-

tions in Employer Stock shall be allocated to eligible Partici-

pants' Employer Stock Accounts in the manner described in (B)(2) above.

               (E)  Employer Stock Allocation in Numbers of
Shares.  Allocation of Employer Stock and accountings with re-

spect to the Employer Stock Account shall be in numbers of whole and fractional shares.

        (iii)  Definitions.

               (A)  Participating Compensation.  "Participating
Compensation" means the Participant's Compensation for services in Covered Employment during the Plan Year.

                    Participating Compensation may not exceed
$200,000 (as adjusted under Code Section 415(d)). One $200,000 limit shall apply in the aggregate to each group consisting of a Participant who is either a 5% Owner or a Highly Compensated Em-

ployee among the 10 Highly Compensated Employees paid the most HCE Compensation and that Participant's Spouse and descendants who have not attained age 19 before the end of the Plan Year. The maximum amount of Participating Compensation shall be allo-

cated among the 5% Owner or other Highly Compensated Employee and family members who are Participants in proportion to each indi-

vidual's Participating Compensation for the Plan Year before ap-

plication of the limit.

               (B)  Compensation.  "Compensation" means an Em-

ployee's W-2 wages as provided in Regulations under Code Sec-

tion 415 plus Elective Deferrals and any amount that is excluded from gross income pursuant to Code Section 125 minus any amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee. "Elective Deferrals" means the elective con-

tributions made for the Participant and any other portion of the Participant's income deferred and excluded from current taxation under Code Sections 402(a)(8) (a cash or deferred 401(k) profit-sharing plan); 402(h) (a simplified employee pension plan); or 403(b) (a tax-sheltered annuity).

               (C)  Elective Contributions.  "Elective Contribu-

tions" means the elective contributions made to the Kysor Industrial Corporation Savings Plan under Section 4.2 of that plan for the Plan Year. For purposes of this Plan, Elective Contributions do not include Elective Contributions withdrawn by the Participant prior to the end of the Plan Year. In addition, Elective Contributions that are excess deferrals or excess contributions shall not be considered in determining the amount of the ESOP Contribution to be allocated under this Plan to the Participant for the Plan Year. If a portion of the ESOP Contribution is credited to the Participant before an excess deferral or excess contribution is determined for the Plan Year, the portion based on an excess deferral or excess contributions shall be deducted, with any attributable income or loss, and treated as a forfeiture as of the date of the deduction.

     (b) Restoration of Forfeiture. If a forfeited amount is required to be restored under Article 6, that amount shall be al-

located to the account from which the amount was forfeited.


5.3  Stock Dividends on Employer Stock, Stock Splits, Etc.

     Each Participant's Employer Stock Account, TRASOP Account, and After-Tax Employee Contributions Account will be credited with the Participant's share of Employer Stock (including frac-

tional shares) representing (i) stock dividends paid on Employer Stock, (ii) a stock split, or (iii) stock received by the Trustee as a result of a reorganization or other recapitalization of the Employer. However, stock dividends or other Employer Stock received with respect to Employer Stock that is encumbered, or held in a suspense account, pursuant to Section 4.2 of the Trust shall be added to the encumbrance or suspense account, and shall be released and allocated as provided in Section 4.2 of the Trust and Section 5.2 of the Plan.


5.4  Forfeitures.

     Forfeitures shall be allocated first to restore any for-

feited amounts that are required to be restored under Article 6. Any remaining forfeitures shall be allocated as an additional ESOP Contribution. Employer Stock forfeited from an Employer Stock Account shall be allocated to the other Employer Stock Accounts maintained as a result of the same purchase of Employer Stock.

     (a)  Timing.  Forfeitures shall occur as of the dates spec-

ified in Article 6. Forfeitures that occur during a Plan Year shall be allocated as of the end of that Plan Year.

     (b)  Annual Addition Limitation.  Any forfeitures that can-

not be allocated under (a) due to the limitation on Annual Addi-

tions shall be held and applied pursuant to Section 5.8.

     (c) Investment Experience. Each forfeiture shall remain in the account of the forfeiting Participant and shall share in the investment experience of the Trust through the date as of which the forfeiture is allocated.

     (d)  Limitation on Allocation.  Forfeitures shall not be al-

located to the account of any forfeiting Participant.


5.5  Allocation of Earnings, Losses, and Expenses; Revaluation of
     Assets.

     (a) Earnings, Losses, and Expenses. Generally all Plan earnings shall be used to pay administrative expenses of the Plan and to repay an Exempt Loan. If earnings are not used in this manner, as soon as administratively feasible after each Valuation Date, the Trustee shall credit each Participant's accounts other than the accounts holding Employer Stock with the proportion of the net earnings of such accounts and of the net gain from the disposition of assets of such accounts since the last Valuation Date, as the balance of each such account bears to the aggregate balances of all such accounts before allocations of contributions and forfeitures; and shall charge each such account with any net loss suffered by the Trust since the last Valuation Date, and any expenses paid from the Trust since the last Valuation Date, in the same proportion and manner as earnings and gains are credited to those accounts. Interest paid under an installment contract for the purchase of Employer Stock or on an Exempt Loan used to purchase Employer Stock shall not be deemed an expense under this provision.

     (b)  Revaluation of Trust.

          (i) Employer Stock. As soon as administratively feasible after each Valuation Date, the Administrator shall determine Fair Market Value of the Employer Stock and shall certify to the Trustee the Fair Market Value. The Trustee shall thereupon adjust its records to reflect Fair Market Value. Determination of Fair Market Value shall be made in good faith and in accordance with the Plan and with Regulations under ERISA
Section 3(18). For purposes of this provision, Fair Market Value of Employer Stock that is readily tradable on an established securities market shall be the daily closing price for Employer Stock, as reported on a national securities exchange, as of the last business day coinciding with or immediately preceding the Valuation Date. Fair Market Value of Employer Stock that is not readily tradable on an established securities market shall be determined annually by an independent appraiser selected by the Employer, meeting requirements similar to those described in Code
Section 170(a)(1), in accordance with Code Section 401(a)(28) and Regulations. The Employer shall cooperate with, and allow access to and furnish relevant information to, the independent appraiser for purposes of performing the valuation of Employer Stock.

          (ii) Other Accounts. After the allocations described in (a) above, the Trustee shall revalue, at fair market value, the assets of the Trust other than the Employer Stock held in any account. The amount in each account other than the accounts holding Employer Stock shall be adjusted as of the Valuation Date so that the ratio of the adjusted amount in each such account to the total assets of all such accounts equals the ratio of the amount in the account before adjustment to the total assets of all such accounts before adjustment.

     (c) No Earnings on Distributions. A Participant's accounts shall not be credited with any interest or earnings for the period between the last Valuation Date preceding the date of distribution and the date of distribution.


5.6  Sale or Purchase of Employer Stock.

     Each Participant's Employer Stock Account, Other Investments
Account, TRASOP Account, and After-Tax Employee Contributions
Account will be adjusted as of the applicable Valuation Date as follows:

     (a) Sale of Employer Stock. Each Participant's account that holds Employer Stock will be debited with the Participant's share of Employer Stock (including fractional shares) sold by the Trust from that account for any reason. The proceeds received from the sale shall be credited directly to the Participant's applicable account. If unallocated Employer Stock is sold, the proceeds, as necessary, shall be used to repay, or prepay, the Exempt Loan by which such stock was purchased. After payment of the Exempt Loan, if additional proceeds from the sale of such Em-

ployer Stock remain, the proceeds shall be considered earnings and gains of the Trust on ESOP Accounts, and shall be allocated in the proportion that the Employer Stock in the Participant's Employer Stock Account with respect to that Exempt Loan bears to the aggregate Employer Stock in all Participant's Employer Stock Accounts with respect to that Exempt Loan.

     (b)  Purchase of Employer Stock.  If the Trustee purchases
Employer Stock with cash rather than with the proceeds of an Ex-

empt Loan, each Participant's Other Investments Account will be debited with the Participant's share of the purchase price for Employer Stock purchased by the Trust, and the shares purchased (including fractional shares) shall be credited directly to the Participant's Employer Stock Account.


5.7  Limitation on Annual Additions.

     The total Annual Additions for a Participant for any Limita-

tion Year shall not exceed the lesser of the Percentage Limit or the Defined Contribution Dollar Limit.

     (a)  Annual Additions.  For Limitation Years beginning after
December 31, 1986, "Annual Additions" for a Participant for a
Limitation Year means the sum of:

          (i)  Employer Contributions and Forfeitures.  The Par-

ticipant's share of the Employer's contributions and forfeitures;

          (ii) After-Tax Employee Contributions.  The Partici-

pant's after-tax employee contributions;

        (iii) Post-Retirement Medical Benefits Account. For purposes of the Defined Contribution Dollar Limit and for Limita-

tion Years beginning after December 31, 1985, amounts allocated to the separate post-retirement medical benefits account of a Key
Employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e);

          (iv) Individual Medical Benefit Account. For purposes of the Defined Contribution Dollar Limit, contributions allocated for Limitation Years beginning after March 31, 1984, to an indi-

vidual medical benefit account in a pension or annuity plan, as defined in Code Section 415(l)(2);

          (v) Excess Deferrals. For the Limitation Years during which these amounts were contributed, excess deferrals that are not distributed to a Participant by the first April 15th follow-

ing the end of the Participant's taxable year;

          (vi) Excess Contributions and Excess Aggregate Contri-

butions. For the Limitation Years during which these amounts were contributed, excess contributions and Excess Aggregate Con-

tributions whether or not distributed to a Participant; and

        (vii)  Excess Annual Addition Applied.  An excess Annual
Addition from the preceding Limitation Year applied to reduce the Employer Contributions for the current Plan Year.

     (b)  Defined Contribution Dollar Limit.  For Limitation
Years beginning after December 31, 1986, "Defined Contribution
Dollar Limit" means $30,000 (or 25% of the defined benefit dollar limit under Code Section 415(b)(1)(A), if greater).

     (c)  Percentage Limit.  "Percentage Limit" means 25% of the
Participant's Section 415 Compensation from the Employer for the
Limitation Year.

     (d)  ESOP Exceptions.  If no more than one-third of the An-

nual Addition under the Plan for a Plan Year is allocated to the accounts of Highly Compensated Employees, the following special rules shall apply:

          (i)  Dollar Limitation Increase.  For Plan Years begin-

ning before July 13, 1989, the Defined Contribution Dollar Limit (but not the Percentage Limit) for each Participant eligible for an allocation pursuant to Section 5.2(a)(i) shall be increased by the lesser of (A) the Defined Contribution Dollar Limit, or
(B) the portion of the Employer Contribution used to pay prin-

cipal of an Exempt Loan, multiplied by a fraction. The numerator of the fraction is the Participating Compensation of the Partici-

pant, and the denominator is the Participating Compensation of all Participants eligible for an allocation under Sec-

tion 5.2(a)(i).

          (ii) Certain Forfeitures Not Annual Additions.  For-

feitures of Employer Stock acquired by the Plan with a loan described in Code Section 404(a)(9)(A) and allocated to a Partic-

ipant's account shall not be deemed an Annual Addition.

          (iii) Employer Contribution To Pay Interest Not Annual Addition. The Employer contribution for a Plan Year deductible under Code Section 404(a)(9)(B) and not allocated to a Partici-

pant's account shall not be deemed an Annual Addition.

     (e) Section 415 Compensation. "Section 415 Compensation" means a Participant's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances) actually paid (or accrued for Limitation Years beginning before January 1,
1992) and includable in gross income for the Limitation Year.

          (i)  Exclusions.  Section 415 Compensation excludes:

               (A) Contributions. Contributions (including Elective Deferrals) to a plan of deferred compensation that are not includable in the Employee's gross income for the taxable year in which contributed, or contributions under a simplified employee pension plan to the extent the contributions are de-

ductible by the Employee, or any distributions from a plan of de-

ferred compensation;

               (B) Nonqualified Stock Option. Amounts realized from the exercise of a nonqualified stock option, or when re-

stricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

               (C) Qualified Stock Option. Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option;

               (D) Other Amounts. Other amounts that received special tax benefits (including any amount that is excluded from gross income under Code Section 125), or contributions made by the Employer (whether or not under a salary reduction agree-

ment) toward the purchase of an annuity described in Code Sec-

tion 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee); and

               (E)  $200,000 Limit.  Amounts in excess of
$200,000 (as adjusted under Code Section 415(d)).

          (ii) Estimation.  Until Section 415 Compensation is ac-

tually determinable, the Employer may use a reasonable estimate of Section 415 Compensation. As soon as administratively feasi-

ble, actual Section 415 Compensation shall be determined.

     (f)  Limitation Year.  "Limitation Year" means the Plan
Year.

          (i) Change. If the Limitation Year is amended to a different 12-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

          (ii) Short Limitation Year. If a short Limitation Year is created by an amendment, the maximum Annual Addition shall not exceed the Defined Contribution Dollar Limit multiplied by a fraction. The numerator of the fraction is the number of months in the short Limitation Year and the denominator is 12.

     (g) Related Employer Aggregation. All plans maintained by the Employer and any Related Employer, all contributions under those plans, and Section 415 Compensation from the Employer and any Related Employer shall be aggregated for purposes of applying this section and the remainder of this article.


5.8  Excess Additions.

     (a)  Before Contribution.  If the Annual Additions limita-

tion will be exceeded for a Participant, the Employer Contri-

bution for the Plan Year may be reduced before payment to the Trustee to the maximum amount permitted under Section 5.7.

     (b) After Contribution. If the Annual Additions limitation would be exceeded for a Participant as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's annual Section 415 Compensation, a reasonable error in determ-

ining the amount of Elective Deferrals permissible under the limits of Code Section 415, or other facts and circumstances permitted by the Commissioner of Internal Revenue, the excess amount shall be reallocated to the accounts of all other Partici-

pants for whom the additional allocation would not exceed the An-

nual Additions limitation.

          (i) Suspense Account. If reallocation of the excess would cause all Participants to exceed the Annual Additions limi-

tation, the remaining excess shall be held in a suspense account.

          (ii) Reduce Employer Contribution. The amount in the suspense account shall be used to reduce an Employer Contribution for the next Plan Year and shall be allocated before other Annual
Additions are allocated.

        (iii) Plan Termination. If the Plan is terminated or contributions to the Plan are discontinued while there is a sus-

pense account, the allocation shall be made as of the end of the next Plan Year or, if earlier, as of the date of termination or discontinuance.

               Upon termination of the Plan, the amount remaining in the Trust that cannot be allocated to Participants for the Plan Year in which the termination occurs due to maximum limitations on contributions and benefits under Code Section 415 shall revert to the Employer. The amount of any reversion shall be paid by the Trustee, as agent of the Employer, to Participants who are actively employed by the Employer or a Related Employer at any time during the Plan Year in which the termination of the Plan occurs. The amount for each Participant shall equal the portion of the reversion that each Participant would have received under the provisions of the Plan for the Plan Year as an allocation had the maximum limitation on contributions and benefits under Code Section 415 not applied. The payments shall be treated as benefits payable under an excess benefit plan within the meaning of ERISA Section 3(36). Any amount that was held in the Trust in the form of Employer Stock shall be paid by the Trustee to Participants in the form of Employer Stock.

          (iv) No Investment Experience.  No investment experi-

ence shall be allocated to a suspense account.

     (c) No Distribution. Excess Annual Additions held in a suspense account may not be distributed to Participants or former
Participants.

     (d)  Plan Order.  If the excess cannot be eliminated com-

pletely under the terms of this section, any remaining excess shall be eliminated under the terms of the Kysor Industrial
Corporation Savings Plan.


5.9  Limitation on Total Retirement Benefits.

     If a Participant is, or was, a Participant in both a defined contribution plan and a defined benefit plan maintained by the Employer or a Related Employer, the sum of the Participant's De-

fined Contribution Plan Fraction and Defined Benefit Plan Frac-

tion may not exceed 1.0 in a Limitation Year.

     (a)  Defined Contribution Plan Fraction.  "Defined Contri-

bution Plan Fraction" means a fraction. The numerator of the fraction is the sum of the Annual Additions to the Participant's account under all defined contribution plans (whether or not ter-

minated) maintained by the Employer or a Related Employer for the current and all prior Limitation Years, and the denominator is the sum of the lesser of the following amounts determined for the Limitation Year and each prior Limitation Year of service with the Employer or a Related Employer: (i) 125% of the Defined Con-

tribution Dollar Limit in effect for each Limitation Year, or
(ii) 35% of the Participant's Section 415 Compensation.

          If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer or a Related Employer that were in existence on May 6, 1986, the numerator of the fraction will be adjusted if the sum of the fraction and the Defined Benefit Plan Fraction would oth-

erwise exceed 1.0 under the terms of the Plan.  Under the ad-

justment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any change in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitations applicable to the first Limitation Year beginning on or after January 1, 1987.

     (b)  Defined Benefit Plan Fraction.  "Defined Benefit Plan
Fraction" means a fraction. The numerator of the fraction is the sum of the Participant's Projected Annual Benefits under all de-

fined benefit plans (whether or not terminated) maintained by the Employer or a Related Employer, and the denominator is the lesser of 125% of the Defined Benefit Dollar Limit in effect for the Limitation Year or 140% of the average of the Participant's Sec-

tion 415 Compensation for the three consecutive calendar years of plan participation that produce the highest average.

          If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Em-

ployer or a Related Employer that were in existence on May 6, 1986, the denominator of the fraction will not be less than 125% of the sum of the annual benefits under those defined benefit plans that the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregard-

ing any change in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the re-

quirements of Section 415 for all Limitation Years beginning be-

fore January 1, 1987.

          (i)  Projected Annual Benefit.  "Projected Annual Bene-

fit" means the Participant's annualized accrued benefit at Normal
Retirement Date (or current date, if later) determined as if the Participant continued employment and the Participant's Compensa-

tion for the Limitation Year and all other relevant factors used to determine such benefit remained constant until Normal Retire-

ment Date (or current date, if later).

          (ii) Defined Benefit Dollar Limit.  "Defined Benefit
Dollar Limit" means the applicable limitation on annual benefits payable at the social security retirement age, including all ad-

justments, set forth in Code Section 415(b)(1)(A) (as adjusted under Code Section 415(d)). As of January 1, 1989, the Defined
Benefit Dollar Limit is $98,064.

     (c) Benefit Accrual Reduction. If, in a Limitation Year, the sum of the Defined Contribution Plan Fraction and the Defined
Benefit Plan Fraction will exceed 1.0, the rate of benefit ac-

crual under any applicable defined benefit plan will be reduced so that the sum of the fractions equals 1.0.

     (d) Application of Limitations. These limitations shall be determined with respect to the aggregate benefits and/or contri-

butions under all plans to which they are applicable with respect to a Participant as provided in the Regulations under Code Sec-

tion 415 as in effect at the time the limitation is applied.

     (e) Maximum Limitations. These limitations are intended to be not less than the maximum limitations that apply to a Par-

ticipant at the time of application under Code Section 415, ERISA
Section 2004, Section 235(g) of the Tax Equity and Fiscal Respon-

sibility Act of 1982, Section 1106 of the Tax Reform Act of 1986, any subsequent legislation, and Regulations under the acts, in-

cluding all effective dates, transitional rules, and alternate limitations contained in those acts and Regulations.

     (f) Reduction of Limits. If the Plan is determined to be a Super Top-Heavy Plan for a Plan Year, or at the election of the Employer, the words "125% of" shall be deleted from each place they appear in (a) and (b) above.


                                 ARTICLE 6

                    Determination of Vested Percentage


6.1  Year of Service.

     Service for determining the vested percentage shall be the Participant's Years of Service.


6.2  Vested Percentage.

     (a) 100% Vesting. A Participant's vested percentage with respect to the Participant's TRASOP Account and After-Tax
Employee Contributions Account shall be 100%.

     (b) Vesting Schedule. A Participant's vested percentage with respect to the Participant's ESOP Account shall be deter-

mined as follows:

          Years of Service                   Vested Percentage

         Less than 3 years                          -0-
         3 years                                    20%
         4 years                                    40%
         5 years                                    60%
         6 years                                    80%
         7 years or more                           100%

     (c)  Normal Retirement Date, Death, or Disability.  A
Participant's vested percentage with respect to all of the Par-

ticipant's accounts shall be 100% upon the earlier of the Par-

ticipant's Normal Retirement Date or the date the Participant's employment terminates due to death or Total Disability.

     (d) Change in Control. In the event of a Change in Control, a Participant's vested percentage with respect to all of the Participant's accounts as of the date of the Change in Control shall be 100%. Any amount allocated to the Participant's
ESOP Account as of any date after the Change in Control shall be subject to the vesting schedule under (b) above.

          A "Change in Control" means a change in control of a nature that would be required to be reported in response to
Item 6(e) of Schedule 14A of Regulation 14a promulgated under the Securities Exchange Act of 1934, as amended, provided that, without limitation, such a Change in Control shall be deemed to have occurred if (i) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Employer and any new director appointed or elected to the board of directors during such period whose appointment or election was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose appointment or election was previously so approved, cease for any reason to constitute a majority of the directors; (ii) the Employer merges or consolidates with any other corporation, other than a merger or consolidation that would result in the voting securities of the Employer outstanding immediately before the merger of consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Employer or the surviving entity outstanding immediately after the merger or consolidation; or (iii) the Employer liquidates (pursuant to a plan of complete liquidation) or sells or otherwise disposes of all or substantially all of the Employer's assets.

          Notwithstanding the foregoing or any other provision in the Plan, a "Change in Control" shall not be deemed to have resulted for purposes of the Plan upon the occurrence of an event specified in the preceding paragraph if, prior to the occurrence of such event (i) the Employer's board of directors adopts a resolution stating that the occurrence of such event shall not constitute a Change in Control for purposes of the Plan;
(ii) such resolution is affirmatively approved by at least 75% of Employer's entire board of directors, including at least two-thirds of the Continuing Directors; and (iii) at the time that such resolution is adopted, at least a majority of Employer's board of directors is made up of Continuing Directors. "Continuing Director" means an individual serving as a director of Employer on January 1, 1989, and any other individual subsequently appointed or elected to the board of directors if their appointment or election was affirmatively approved by a majority of the then Continuing Directors. This subsection (d) may not be amended or repealed without the affirmative vote of the board of directors including the Continuing Directors (who must comprise at least a majority of the entire board at such time).


6.3  Cashout.

     (a)  Partial Vesting.  If a Participant's employment ter-

minates and the Participant's entire Vested Account Balance is distributed before the last day of the second Plan Year after the Plan Year during which the Participant's employment termi-

nated, any nonvested amount shall be forfeited as of the date of distribution.

          If the Participant is reemployed by the Employer or a Related Employer before the Participant has a Break in Service of 60 consecutive months and repays the entire amount distributed before the earlier of five years after the date the Participant is reemployed or the date the Participant has a Break in Service of 60 consecutive months, the forfeited amount shall be restored to the Participant's account as of the date of repayment.

     (b) Zero Vesting. If a Participant's employment terminates and the Participant's vested percentage under Section 6.2(b) is zero, any nonvested amount shall be forfeited as of the date that the Participant's employment terminates. If the former Partici-

pant is reemployed by the Employer or a Related Employer before the Participant has a Break in Service of 60 consecutive months, the forfeited amount shall be restored as of the date the Participant is reemployed.


6.4  Break in Service.

     (a) Cancellation of Vesting Service. If an Employee whose vested percentage under Section 6.2(b) is zero has a Break in Service of 60 consecutive months, the Participant's Years of Ser-

vice for determining the vested percentage credited before the Break in Service shall be permanently canceled.

     (b)  Forfeiture of Nonvested Amount.  Unless previously for-

feited, a Participant's nonvested amount shall be permanently forfeited on the date the Participant has a Break in Service of 60 consecutive months.


6.5  Death After Termination/Lost Recipient.

     (a) Death After Termination. If a Participant whose vested percentage under Section 6.2(b) is not 100% dies after termina-

tion of employment but before the Participant has a Break in Service of 60 consecutive months, the remaining Vested Account
Balance shall be distributed pursuant to Article 7.  Any non-

vested amount that was not forfeited previously shall be for-

feited as of the date of the Participant's death.

     (b)  Lost Recipient.  If a Person entitled to a payment can-

not be located, the Participant's account shall be forfeited as of the date the Administrator certifies to the Trustee that the Person cannot be located. The Participant's Vested Account Bal-

ance shall be restored to the Participant's account if the Person entitled to the payment submits a written election of method of payment.


6.6  Vested Account Balance and Nonvested Amount.

     (a) Vested Amount. "Vested Account Balance" as of the date of determination means the sum of (i) the balances in the Partic-

ipant's accounts listed under Section 6.2(b) multiplied by the Participant's vested percentage and (ii) the balances in the Par-

ticipant's accounts listed under Section 6.2(a).

     (b)  Nonvested Amount.  The remainder shall be the Partici-

pant's nonvested amount.

     (c) Partial Distribution of Vested Account Balance. If part of the Participant's Vested Account Balance is distributed or reduced for any reason before the Participant's vested per-

centage is 100%, the remaining amount in the affected account shall be maintained in a separate account. The Participant's vested amount with respect to the separate account is equal to P(AB + (R x D)) - (R x D), where P is the Participant's vested percentage; AB is the separate account balance, after allocations and revaluation, as of the end of the most recent Plan Year; D is the amount of the distribution; and R is a fraction. The numer-

ator of the fraction is AB, and the denominator is the separate account balance remaining immediately after the distribution.
If a separate account is maintained, it shall be merged into the Participant's regular account at the end of the Plan Year in which the Participant's vested percentage under Section 6.2(b) becomes 100%.


6.7  Source of Forfeitures.

     Any amount to be forfeited from a Participant's ESOP Account under this article shall be forfeited first from the Partici-

pant's Other Investments Account. If additional amounts are to be forfeited from the ESOP Account after the Participant's Other Investments Account is exhausted, and the ESOP Account contains more than one class of Employer Stock, the additional amounts to be forfeited shall be forfeited proportionally from each class of Employer Stock.


                                 ARTICLE 7

                               Distributions


7.1  Distributive Events.

     The following events shall permit distribution.

     (a) Normal Retirement Date. A Participant's employment terminates at or after the Participant's Normal Retirement Date. "Normal Retirement Date" means the earlier of (i) the date the Participant attains age 65, or (ii) the later of the date the Participant attains age 55 or the date the Participant has 10 Years of Service.

     (b)  Death.  A Participant dies.

     (c) Total Disability. A Participant suffers a Total Disability while an Employee. "Total Disability" means total and permanent inability by reason of the physical or mental condition of the Participant to perform the duties of the Participant's employment. The question of whether or not Total Disability exists shall be established by certification of a physician or physicians, approved by the Administrator, whose determination shall be conclusive in all cases. No Participant shall be deemed to be totally and permanently disabled for purposes of the Plan if the incapacity consists of chronic alcoholism or addiction to narcotics, or if the incapacity was contracted, suffered, or incurred while the Participant was engaged in a felonious enter-

prise or resulted from such enterprise, or resulted from an intentionally self-inflicted injury, or resulted from the armed forces of any country. In addition to the requirements described above, a Participant must be eligible for and ultimately receive a noncontingent award for total and permanent disability under the Social Security Act.

     (d)  Other Termination of Employment.  A Participant's em-

ployment terminates for any reason.  A transfer between Covered
Employment and any other employment with the Employer, or a transfer between the Employer and a Related Employer, is not a termination of employment.

     (e)  Attainment of Age 70 1/2.  A Participant attains age
70 1/2.

     (f) QDRO. The Plan receives a QDRO and the Administrator directs the Trustee to pay benefits to an alternate payee as set forth in the QDRO. Benefits may be at the time specified in the QDRO, provided that benefits under the TRASOP Account may not be distributed unless they have been held at least 84 months after the month in which they were allocated to the TRASOP Account.

          "QDRO" means a qualified domestic relations order, as defined in Code Section 414(p), that is issued by a competent state court and that meets the following conditions:

          (i) Alternate Payee. The alternate payee must be the Spouse or former Spouse or a child or other dependent of the Participant.

          (ii) Reason for Distribution. The distribution must relate to alimony, support of a child or other dependent, or a division of marital property.

        (iii)  Contents.  The QDRO must contain the name and ad-

dress of the Participant and the alternate payee, the amount of the distribution or percentage of the Participant's account to be distributed, the Valuation Date as of which the amount or per-

centage is to be determined, and instructions concerning the tim-

ing and method of distribution.

          (iv) Restrictions.  A QDRO may not require (A) this
Plan to pay more to the Participant and all alternate payees than the Participant's Vested Account Balance; (B) a method, commence-

ment date, or duration of payment not otherwise permitted under this article; and (C) cancellation of the prior rights of another alternate payee.

     (g) Plan Termination; Partial Termination. Termination of the Plan with respect to all Participants or partial termination with respect to Participants affected by the partial termination.


7.2  Valuation for Distribution.

     The Participant's Vested Account Balance shall be determined as of the Valuation Date coinciding with or most recently preced-

ing the date of the distribution. The amount distributed shall not include investment experience for the period from the Valua-

tion Date to the date of distribution. Separate valuations shall be performed for segregated accounts that are commingled for in-

vestment and any accounts that are separately invested without commingling. The amount to be distributed shall be reduced by the amount of any distribution or withdrawal during the period from the Valuation Date to the date of distribution.


7.3  Method and Form of Distribution.

     (a) Method of Distribution. Distribution shall be made in a single payment or, if necessary, in one or more payments within one taxable year of the recipient. If any amounts are allocated to the Participant's accounts after a distribution has been made, the additional amount shall be distributed as soon as administratively feasible after the subsequent allocation.

     (b)  Form of Distribution.

          (i) Distribution in Employer Stock. A Participant or Beneficiary entitled to a distribution of benefits shall be paid in Employer Stock, except that the value of a fractional share may be paid in cash. A Participant or Beneficiary with an Other Investments Account may request that the account be paid in the form of Employer Stock. If no request is made, the Other Investments Account shall be distributed in cash.

          (ii) Preferred Stock.  If the Employer Stock to be dis-

tributed is a class of Preferred Stock which, by its terms, may be held only by an employee benefit plan and will upon distribu-

tion be automatically converted to Common Stock of the Employer, then the Participant or Beneficiary shall receive a distribution of such Common Stock in an amount determined pursuant to the automatic conversion terms of the Preferred Stock. In addition, if there are accrued but unpaid dividends with respect to the Preferred Stock, or dividends that have been paid with respect to the Preferred Stock but have not been allocated or otherwise credited to the Participant or Beneficiary, the Participant or Beneficiary shall be entitled to an additional distribution in an amount determined by, and subsequent to, the allocation of the dividend, or the allocation of Employer Stock to the account of the Participant or Beneficiary, if the dividend is used to repay an Exempt Loan used to purchase the Preferred Stock. The addi-

tional distribution shall be made as soon as administratively feasible following the allocation.


7.4  Minimum Distribution.

     The minimum amount that must be distributed for each calen-

dar year beginning with the calendar year in which the Partici-

pant attains age 70 1/2 ("Minimum Distribution") shall be equal to the greater of the minimum required distribution under Regula-

tions Section 1.401(a)(9)-1 or the minimum distribution inciden-

tal benefit under Regulations Section 1.401(a)(9)-2.


7.5  Time of Distribution.

     (a) Immediate Distribution. Distribution shall begin on the Earliest Distribution Date.

          (i)  Earliest Distribution Date.  "Earliest Distribu-

tion Date" means the first date on which distribution is admin-

istratively feasible after the Valuation Date following the distributive event or, if later, after the Valuation Date following election of distribution.

          (ii) Exceptions.

               (A) Certain Financed Securities. The portion of a Participant's Employer Stock Account consisting of Employer Stock purchased with an Exempt Loan may be distributed as soon as administratively feasible after the last day of the Plan Year in which the Exempt Loan is repaid in full, if later than the date described in (a)(i) above.

               (B) $3,500 or Less. The Vested Account Balance of a Participant whose employment terminates for any reason other than death and whose Vested Account Balance, including any earlier distribution, is $3,500 or less, shall be distributed as soon as administratively feasible following the end of the Plan Year in which the Participant's employment terminates. The Par-

ticipant may elect earlier payment to occur as soon as adminis-

tratively feasible after the Valuation Date following the election.

               (C) Death. Subject to (d) below, the time of distribution following death of a Participant is determined under
Section 7.6.

               (D) QDRO. Distribution to an alternate payee under a QDRO shall be paid to the alternate payee at the time specified in the order, whether or not the Participant has attained the age of 50 and even though the Participant continues to be an Employee.

     (b)  Normal Distribution Date.  Distribution due to termina-

tion of employment for any reason other than death shall begin not later than 60 days after the end of the Plan Year that includes the Participant's Normal Retirement Date or, if later, the end of the Plan Year in which employment terminates. If the amount cannot be ascertained at that date, distribution retroac-

tive to that date shall be made within 60 days of the date that the amount can be determined.

          A Participant may elect to defer distribution to any date not later than the applicable date in (c) below.

     (c) Required Distribution. If not made under (a) or (b), distribution to a Participant shall begin not later than the Par-

ticipant's Required Beginning Date.

          (i)  Required Beginning Date.  "Required Beginning
Date" means:

               (A) General. The April 1 following the calendar year in which the Participant attains age 70 1/2.

               (B) Age 70 1/2 in 1988. For a Participant who is not a 5% Owner and attained age 70 1/2 during 1988, April 1, 1990.

               (C) Age 70 1/2 Before 1988. For a Participant who attained age 70 1/2 before January 1, 1988, and who is not a 5% Owner, the April 1 after the calendar year in which the Par-

ticipant's employment terminates, or if the Participant becomes a 5% Owner, the April 1 following the calendar year in which the Participant becomes a 5% Owner.

               (D) 5% Owner. For purposes of this definition, a Participant is treated as a 5% Owner if the Participant is a 5% Owner during the Plan Year in which the Participant attains age 66 1/2 or any later Plan Year. Once distribution begins to a 5% Owner, it shall continue even if the Participant ceases to be a 5% Owner.

          (ii) Payment. Unless paid during the calendar year in which the Participant attains age 70 1/2 (or the calendar year before the Participant's Required Beginning Date, if later), the Minimum Distribution for that calendar year shall be paid not later than the Required Beginning Date. The Minimum Distribution for each subsequent calendar year shall be paid by the last day of the calendar year for which it is required.


7.6  Death of Participant.

     (a)  Death Before Required Beginning Date.  If the Partici-

pant dies before the Required Beginning Date, distribution shall be made to the Participant's Beneficiary, as soon as administra-

tively feasible after the Valuation Date following the date the Participant dies or, if later, after the Valuation Date following election of distribution.

          (i)  Spouse as Beneficiary.  If the Spouse is the Ben-

eficiary, the Spouse may elect distribution at any time after the Participant's death. Distribution must be made on or before the last day of the calendar year in which the Participant would have attained age 70 1/2 or, if later, the last day of the cal-

endar year following the calendar year in which the Participant died. If the Spouse dies before distribution is made, distri-

bution shall be made under (ii) as though the Spouse were the Participant.

          (ii) Default Rule.  Distribution of the Participant's
Vested Account Balance shall be paid in a lump sum no later than the last day of the calendar year that includes the fifth anni-

versary of the Participant's death.  If the Beneficiary dies be-

fore complete distribution of the Participant's Vested Account Balance, the remainder to be distributed shall be paid in a lump sum to the successor Beneficiary no later than the last day of the calendar year that includes the fifth anniversary of the Par-

ticipant's death.

     (b)  Death After Required Beginning Date.  If the Partici-

pant dies after the Required Beginning Date, any unpaid amount must be paid to the Beneficiary in a lump sum no later than the last day of the calendar year after the calendar year in which the Participant died.


7.7  Election of Method and Time of Distribution.

     (a) Permitted Elections. To the extent permitted under this article, the Participant or other recipient may elect the method and time of distribution.

     (b)  Required Consent.  If the distributive event is termi-

nation of employment prior to the date the Participant attains age 62 for any reason other than death, distribution shall not be made without the Participant's consent. The consent shall be given by an election of distribution. An election of distribu-

tion shall be made within the 90-day period ending on the Benefit
Starting Date.

          (i) Notice. When consent is required, the Participant shall be notified of the right to elect or defer distribution. The written notice shall provide an explanation of the material features and relative values of the available methods of distri-

bution. The notice shall be provided at least 30 days and not more than 90 days before the Benefit Starting Date.

          (ii) Benefit Starting Date. "Benefit Starting Date" means the first day of the first period for which an amount is distributable in any form. Generally, the Benefit Starting Date is the date on which distribution is due when all conditions and requirements for distribution have been met.

        (iii)  Exception to Consent Requirement.  The Partici-

pant's consent is not required with respect to a distribution when the Participant's Vested Account Balance, including any earlier distribution, is $3,500 or less.

     (c)  Election Requirements.

          (i) Time. The election shall be made not later than the date distribution begins or, if earlier, the date when dis-

tribution must begin.  An election may be revoked or changed be-

fore distribution begins.

          (ii) Form.  An election shall be made in a form accept-

able to the Administrator.

     (d)  Failure to Elect.  If a Person fails to elect (or mul-

tiple recipients cannot agree):

          (i) Method. The method of distribution shall be a lump sum.

          (ii) Time.  Distribution shall begin under Section
7.5(b) if the Participant is alive or under Section 7.6(a)(ii) if the Participant died.

     (e) Additional Information. The Administrator may require additional election, application or information forms required by law or deemed necessary or appropriate by the Administrator in connection with any distribution.

     (f) No Reduction or Delay of Distribution. An election shall not cause a reduction in the minimum amount or delay the required time of payment of any Minimum Distribution or any dis-

tribution required after the death of a Participant.


7.8  Designation of Beneficiary.

     A Participant may designate or change a Beneficiary by filing a signed designation with the Administrator in the form approved by the Administrator. The Participant's Will is not ef-

fective for this purpose.

     (a) Beneficiary. "Beneficiary" means the Person designated by the Participant to receive the Participant's benefits under the Plan after the Participant's death.

     (b) Spousal Consent. If a married Participant designates or changes a Beneficiary other than the Spouse without the Spouse's consent to and acknowledgment of the effect of the des-

ignation, the designation shall be void. A consent that permits further designations without consent is void unless the Spouse expressly and voluntarily permits such designations without any further spousal consent. The consent may be limited to a spe-

cific Beneficiary and a specific method of distribution.

          (i)  Consent.  Consent by the Spouse is irrevocable.
The consent and acknowledgment must be witnessed by an individ-

ual named by the Administrator or by a notary public. If the Spouse cannot be located or if other circumstances set forth in Regulations issued under Code Section 417 exist, the consent need not be obtained.

          (ii) Spouse. "Spouse" means the Participant's husband or wife at any specified time. A former Spouse shall not be a Spouse except to the extent specified in a QDRO under Code Sec-

tion 414(p).

        (iii)  Successor Beneficiaries.  A Participant may desig-

nate one or more successor Beneficiaries to the Spouse without the Spouse's consent.

          (iv) Change of Marital Status.  A Beneficiary desig-

nation by a Participant will not be effective upon the Partic-

ipant's subsequent marriage unless the Spouse consents to the designation and acknowledges the effect of the designation.

     (c)  Failure to Designate.  If a Participant fails to desig-

nate a Beneficiary, the Beneficiary shall be the Spouse at the time of the Participant's death and the Spouse's estate with re-

spect to any amount remaining undistributed at the subsequent death of the Spouse. If the Participant is not survived by a Spouse, the Beneficiary for each date of distribution shall be the first of the following classes with a living member on the date of distribution:

          (i) Children. The Participant's children, including those by adoption, dividing the distribution equally among the Participant's children with the living issue of any deceased child taking their parent's share by right of representation;

          (ii) Parents. The Participant's parents, dividing the distribution equally if both parents are living;

        (iii) Brothers and Sisters. The Participant's brothers and sisters, dividing the distribution equally among the Partici-

pant's living brothers and sisters.

     (d) Death of Beneficiary. If distribution is being made to a Beneficiary who dies before complete distribution, the remain-

ing amount in the account shall be paid to the successor Benefi-

ciary. If distribution is made to more than one Beneficiary, distribution shall continue to the survivor or survivors of them, and any remaining amount in the account upon the death of the last survivor shall be paid to the successor Beneficiary. Survi-

vors shall include the issue of any deceased child who shall take the deceased child's share by right of representation.

     (e)  No Beneficiary.  If a deceased Participant has no sur-

viving Beneficiary under (c) above on the date a distribution is payable, the remaining balance shall be paid to the Participant's estate, if then under the active administration of a probate or similar court, or if not, to those Persons who would then take the Participant's personal property under the Michigan intestate laws then in force and in the proportions provided therein, as though the Participant had died at such time.

     (f) Determination. The Administrator shall apply the rules of this section to determine the proper Persons to whom payment should be made. The decision of the Administrator shall be final and binding on all Persons.


7.9  Facility of Payment.

     A payment under this section shall fully discharge the Em-

ployer and Trustee from all future liability with respect to that payment.

     (a) Incapacity. If a recipient entitled to a payment is legally, physically, or mentally incapable of receiving or ac-

knowledging payment, the Administrator may direct the payment to the recipient; to the recipient's legal representative; to the spouse, child, or other relative by blood or marriage of the re-

cipient; to the individual with whom the recipient resides; or by expending the payment directly for the benefit of the recipient.
A payment made to any Person other than the recipient shall be used for the recipient's exclusive benefit.

     (b)  Legal Representative.  The Employer shall not be re-

quired to commence probate proceedings or to secure the appoint-

ment of a legal representative.

     (c) Determination. The Employer may act upon affidavits in making any determinations. In relying upon the affidavits or having made a reasonable effort to locate any Person entitled to payment, the Employer shall be authorized to direct payment to a successor Beneficiary or another Person. A Person omitted from payment shall have no rights on account of payments so made.


7.10 Notice of Penalties.

     The following penalties apply to distribution of, or failure to distribute, certain amounts under the Plan.

     (a)  Distribution Before Age 59 1/2.  A Participant who re-

ceives a distribution before attaining age 59 1/2 may be liable for an additional 10% federal income tax on any portion of the distribution included in gross income.

     (b)  Excess Distributions.  If a Participant or Benefi-

ciary receives excess distributions, as defined in Code Sec-

tion 4980A(c), the Participant or Beneficiary shall be subject to a 15% penalty tax on the excess distributions.

     (c)  Failure to Receive a Minimum Distribution.  For a cal-

endar year in which a Participant or Beneficiary fails to receive the Minimum Distribution under Code Section 401(a)(9), the reci-

pient shall be subject to an additional tax equal to 50% of the difference between the Minimum Distribution and the amount the recipient actually received.


7.11 Special Rules--Distribution of Employer Stock.

     Upon distribution of Employer Stock that is not readily tradable on an established securities market, the following provisions shall apply.

     (a)  Distributee's Option to Sell Benefit Shares.  Upon dis-

tribution of Employer Stock to a Participant or Beneficiary (or a donee, trustee, or other Person, including an estate to whom the Employer Stock passes as a result of a death), the recipient may elect to sell all or part of the Employer Stock (the "Benefit Shares").

          (i) Option Period: Lapse. The option to sell the Benefit Shares shall begin on the date of distribution and extend for a period of the next 60 days. At the end of the period, the option will temporarily lapse. After the end of the Plan Year in which the temporary lapse occurs, and after the Employer Stock is valued as of the last day of that Plan Year, each recipient who has not exercised the option to sell shall be notified of the new Fair Market Value of the Benefit Shares. Each recipient will then have period of 60 days from the date of notification to ex-

ercise the option to sell.  If the option to sell is not exer-

cised, it shall lapse at the termination of the new 60-day period and shall not be renewed.

          (ii) Written Notice. Upon a written notice to the Employer of an election to sell, the seller shall sell and the Employer shall purchase in accordance with the provisions of (c) below.

        (iii) Limitation. The 60-day option periods shall not run during a period of time during which the Employer is unable to purchase the Benefit Shares due to a state or federal law.

          (iv) Nonterminable. This option to sell, and the terms of sale as set forth in (c) below, shall be nonterminable for the period of the option, and shall continue in existence under the Plan whether or not the Plan continues as an employee stock own-

ership plan and whether or not the Plan is discontinued.

          (v)  Assignment.  The Employer may assign the obli-

gation to purchase to the Trustee, with the agreement of the Trustee.

     (b)  Right of First Refusal.

          (i)  Notice of Sale or Transfer.  If a Participant or
Beneficiary should at any time intend to sell or exchange or otherwise transfer any Benefit Shares, and if the Participant ob-

tains a bona fide offer for the purchase or exchange of the Bene-

fit Shares, or if any of the Benefit Shares should be the subject of a proposed assignment or transfer by way of gift, bankruptcy, execution, hypothecation, or seizure and sale by legal process, or upon the death of the Participant or Beneficiary, the Par-

ticipant or Beneficiary (or a creditor causing the proposed transfer) or the personal representative of the estate of the Participant or Beneficiary shall deliver to the Employer a writ-

ten notice stating:  (A) the name or names of the proposed trans-

ferees; (B) the certificate number and number of the Benefit Shares proposed to be transferred; (C) the proposed price (if a sale transaction is contemplated); and (D) all other terms of the proposed transfer. The Trustee shall have the right and option for a period of 14 days after receipt of the notice to purchase all of the Benefit Shares the transfer of which is proposed.

          (ii) Failure to Exercise Option. If the Trustee does not exercise the option to purchase and if the proposed transfer is made within 20 days after the termination of the option to the Person or Persons in the manner and upon the terms and conditions set forth in the written notice, then the Benefit Shares may be so transferred and shall in the hands of the transferee be free of all options, obligations, and restrictions provided in the Trust.

        (iii) Additional Notices of Sale. If the Trustee does not elect to exercise the option and if the proposed transfer is not made within 20 days after the termination of the option, then the Benefit Shares so proposed to be transferred may not be transferred without again giving the notice to the Trustee and the Trustee again shall have the option to purchase the Benefit Shares.

          (iv) Assignment. The Trustee may assign the option to purchase to the Employer, with the consent of the Employer.

     (c)  Terms of Purchase.  If the Trustee or the Employer be-

comes obligated to purchase Benefit Shares pursuant to the provi-

sions of either (a) or (b) above, the terms of the purchase shall be as follows:

          (i) Distributee's Option to Sell. If Benefit Shares are purchased pursuant to the option granted under (a) above, the purchase price shall be the Fair Market Value of the Benefit Shares, and shall be paid in either a single lump-sum payment or in not less frequent than annual installments. If a lump-sum payment is to be made, the payment shall be paid within 30 days after the date the option is exercised. If installment payments are to be made, each installment shall be as equal as possible, and the first installment shall be paid within 30 days after the date that the option is exercised. If installment payments are to be made, interest at a reasonable rate shall be payable and the purchaser shall grant the seller a security interest in the Benefit Shares being purchased or in other adequate security. The installment period may not extend for more than five years.

          (ii) Right of First Refusal. If Benefit Shares are purchased pursuant to (b) above, the purchase price shall be the price stated in the written notice of the proposed transfer, or if greater, the Fair Market Value of the Benefit Shares. The terms of purchase shall be no less favorable to the Participant or Beneficiary than the terms of the offer the Participant or Beneficiary has received. If the proposed transfer by the Par-

ticipant or Beneficiary is not a sale transaction, the purchase price shall be the Fair Market Value of the Benefit Shares, and the terms of purchase shall be governed by the rules of (a)(i) above.

        (iii) Procedure on Closing. At the time provided for the payment or initial installment, the seller of Benefit Shares shall deposit with the purchaser the certificates for the Benefit Shares, properly endorsed or accompanied by an appropriate stock power. At that time, the purchaser shall deposit with the seller any required cash payment and, if applicable, its executed prom-

issory note representing any balance remaining to be paid. Also at that time the Benefit Shares shall be subject to a security interest in favor of the seller, as collateral for the payment of the promissory note, or other adequate security shall be given to the seller. All or a portion of the unpaid balance of a pur-

chase price may be prepaid by the purchaser at any time without penalty.

          (iv) Fair Market Value. "Fair Market Value" generally means the value determined as of the most recent Valuation Date, pursuant to Section 5.5(b)(i). However, in the case of a trans-

action under this section between this plan and a disqualified person, as that term is defined in Code Section 4975, "Fair Mar-

ket Value" means the value as of the date of the transaction.


7.12 Distribution of Cash Dividends.

     If an Exempt Loan used to purchase Employer Stock is not fully repaid, cash dividends on Employer Stock purchased with the proceeds of that Exempt Loan will be used to repay such Exempt Loan. If the Exempt Loan used to purchase the Employer Stock has been repaid, the Trustee shall distribute cash dividends paid on the Employer Stock allocated to a Participant's account directly to the Participant. Cash dividends paid on Employer Stock which was not purchased with an Exempt Loan shall be distributed directly to the Participant. Cash dividends to be distributed to Participants shall be so paid not later than 90 days after the end of the Plan Year during which they were paid to the Trust.


7.13 Distributions After December 31, 1992.

     (a) Election of Direct Rollover. This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (b)  Definitions.

          (i)  Eligible Rollover Distribution.  An eligible roll-

over distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribu-

tion that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Code
Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Sec-

tion 403(a), or a qualified trust described in Code
Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

        (iii) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employees's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

          (iv) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


                                 ARTICLE 8

                        Administration of the Plan


8.1  Duties, Powers, and Responsibilities of the Employer.

     (a)  Required.  The Employer shall be responsible for:

          (i)  Employer Contributions.

               (A)  Amount.  Determining the amount of Employer
Contributions;

               (B)  Payment.  Paying, ceasing, or suspending
Employer Contributions (including additional contributions if necessary to correct an error in allocation, vesting, or distri-

bution of a Participant's interest); and

               (C) Compliance. Determining that the amount and time of Employer Contributions comply with the Plan;

          (ii) Agent for Service of Process. Serving as the agent for service of process;

        (iii)  Trustee.  Appointing the Trustee;

          (iv) Amendment.  Amending the Plan and Trust;

          (v) Plan Termination. Revoking this instrument and terminating the Plan and Trust; and

          (vi) Mergers; Spin-Offs. Merging the Plan with another qualified retirement plan maintained by the Employer or dividing the Plan into multiple plans.

     (b) Discretionary. The Employer may exercise the following responsibilities:

          (i) Alternate Administrator. Designating a Person other than the Employer as the Administrator; and

          (ii) Payment of Administrative Expenses.  Paying admin-

istrative expenses incurred in the operation, administration, management, and control of the Plan or the Trust. These expenses shall be the obligation of the Trust unless paid by the Employer.


8.2  Employer Action.

     An action required to be taken by the Employer shall be taken by its board of directors or by an officer authorized to act on behalf of the Employer.


8.3  Plan Administrator.

     "Administrator" means the Employer or a Person designated by the Employer. The Administrator is a named fiduciary for opera-

tion and management of the Plan and shall have the responsibil-

ities conferred by ERISA upon the "Administrator" as defined in ERISA Section 3(16).


8.4  Administrative Committee.

     (a)  Appointment.  The Employer shall appoint an administra-

tive committee to perform the duties involved in the daily opera-

tion of the Plan and Trust.

     (b) Agent; Powers and Duties. The administrative committee is an agent of the Employer. The administrative committee shall have the powers and duties delegated to it by the Administrator.

     (c) Not Fiduciary. Except to the extent the administrative committee is expressly delegated a fiduciary responsibility with respect to the Plan, the administrative committee will be re-

sponsible to the Employer for its actions and will not be a named fiduciary for operation and management of the Plan.

     (d)  Membership.  The number of members of the administra-

tive committee shall be determined by the Employer. The Employer shall appoint the members of the administrative committee and may remove or replace them at any time.

     (e)  Records.  The administrative committee shall keep rec-

ords of its proceedings.

     (f) Actions. The administrative committee shall act by a majority of its members then in office. Action may be taken ei-

ther by a vote at a meeting or in writing without a meeting.  Ac-

tions of the administrative committee may be evidenced by written instrument executed by the chairman or the secretary of the ad-

ministrative committee.

     (g) Report to Administrator. The administrative committee shall report to the Administrator when requested with respect to the administration, operation, and management of the Plan and Trust.

     (h)  Compensation.  Any member of the administrative commit-

tee who is an Employee shall serve without compensation.

     (i) Conflict of Interest. Any member of the administrative committee who is a Participant shall not vote or act on a matter that relates solely to that Participant. If that Participant is the only member of the administrative committee, the necessary action shall be exercised by the Administrator.


8.5  Duties, Powers, and Responsibilities of the Administrator.

     Except to the extent properly delegated, the Administrator shall have the following duties, powers, and responsibilities and shall:

     (a) Plan Interpretation. Interpret all provisions of this instrument (including resolving an inconsistency or ambiguity or correcting an error or an omission);

     (b) Participant Rights. Subject to Section 8.10, determine the rights of Participants and Beneficiaries under the terms of the Plan and Trust and communicate that information to the Trustee;

     (c) Limits; Nondiscrimination Tests; Top-Heavy Tests. Be responsible for determining (i) that the Plan complies with all limitations and nondiscrimination tests under the Code and Regu-

lations including maintaining records necessary to demonstrate compliance with the ACP Limit; and (ii) whether or not the Plan is a Top-Heavy Plan or a Super Top-Heavy Plan for any Plan Year;

     (d) Allocations and Vesting. Determine which Participants are entitled to a share of the Employer Contribution and other available amounts for a Plan Year, the amount of each eligible Participant's Participating Compensation for the Plan Year, the amount of the Employer Contribution to be allocated to each eli-

gible Participant, the amount and disposition of an excess Annual
Addition, and a Participant's vested percentage;

     (e)  Errors in Participants' Accounts.  Correct (to the ex-

tent possible, by making adjustments to the accounts) an error, including (but not limited to) errors in allocations of the Em-

ployer Contribution or investment experience, or in determination of vesting or distribution of a Participant's interest;

     (f) Claims and Elections. Establish or approve the manner of making an election, designation, application, claim for bene-

fits, and review of claims;

     (g)  Benefit Payments.  Direct the Trustee as to the recip-

ient, time payments are to be made or to begin, and the elected form of distribution;

     (h) QDRO Determination. Establish procedures to determine whether or not a domestic relations order is a QDRO, to notify the Participant and any alternate payee of this determination, and to administer distributions pursuant to a QDRO;

     (i)  Administration Information.  Obtain to the extent rea-

sonably possible all information necessary for the proper admin-

istration of the Plan and Trust;

     (j) Recordkeeping. Establish procedures for and supervise the establishment and maintenance of all records necessary and appropriate for the proper administration of the Plan;

     (k) Reporting and Disclosure. Prepare and (i) file annual and periodic reports required under ERISA and Regulations; and
(ii) distribute disclosure documents including (but not limited to) the summary plan description, a form permitting the recipient to reject federal income tax withholding from a distribution, a notice informing the recipient of the requirements and effects of lump-sum, five or ten year averaging or of a qualifying rollover under the Code, the summary annual report, Form 5500 series, requested and required benefit statements, and notices to Employees of applications for determination;

     (l) Penalties; Excise Tax. Report and pay any penalty tax or excise taxes incurred by the Plan or Trust or the Employer in connection with the Plan on the proper tax form designated by the Internal Revenue Service and within the time limits specified for the tax form;

     (m) Advisers. Employ attorneys, actuaries, accountants, clerical employees, agents, or other Persons who are necessary for operation, administration, and management of the Plan and Trust;

     (n) Expenses, Fees, and Charges. Present to the Trustee for payment (if not paid by the Employer) or reimbursement (if advanced by the Employer) all reasonable and necessary expenses, fees and charges, including fees for attorneys, actuaries, ac-

countants, clerical employees, agents, or other Persons, incurred in connection with the administration, management, or operation of the Plan and Trust;

     (o)  Nondiscrimination.  Apply all rules, policies, proce-

dures, and other acts without discrimination among Participants;

     (p)  Bonding.  Review compliance with the bonding require-

ments of ERISA; and

     (q) Other Powers and Duties. Exercise all other powers and duties necessary or appropriate under the Plan and Trust, except those powers and duties allocated to another named fiduciary.


8.6  Delegation of Administrative Duties.

     The powers and duties of the Employer and the Administrator set forth in Sections 8.1 and 8.5 may be delegated to another fiduciary.

     (a)  In Writing.  The written delegation shall specify
(i) the date of the action and the effective date of the delega-

tion; (ii) the responsibility delegated; (iii) the name, office, or other reference of each fiduciary to whom the responsibility is delegated; and (iv) if a responsibility is delegated to more than one fiduciary, the allocation of the responsibility among the fiduciaries.

     (b) Acceptance of Responsibility. The delegation shall be communicated to the fiduciary to whom the responsibility is as-

signed, and written acceptance of the responsibility shall be made by the fiduciary. A fiduciary shall retain the responsibil-

ity until the fiduciary resigns or rejects the responsibility in writing, or the Administrator takes a superseding action.

     (c) Conflict. If a fiduciary's powers or actions conflict with those of the Administrator, the powers of and actions of the Administrator will control.


8.7  Interrelationship of Fiduciaries; Discretionary Authority.

     A Person may serve in more than one fiduciary capacity with respect to the Plan and Trust.

     (a)  Performance of Duties.  Each fiduciary shall act in ac-

cordance with the Plan and Trust.  Each fiduciary shall be re-

sponsible for the proper exercise of its responsibilities.

     (b)  Reliance on Others.  Except as required by ERISA Sec-

tion 405(b), each fiduciary may rely upon the action of another fiduciary and is not required to inquire into the propriety of any action.

     (c) Discretionary Authority of Fiduciaries. Each fiduciary shall have full discretionary authority in the exercise of the powers, duties, and responsibilities allocated or delegated to that fiduciary under this instrument.


8.8  Compensation; Indemnification.

     An Employee fiduciary who is compensated on a full-time basis by the Employer shall not receive compensation from the Plan and Trust, except for reimbursement of expenses, unless per-

mitted under a prohibited transaction exemption issued by the Department of Labor. The Employer shall indemnify and hold harm-

less each member of the board of directors, each of its Employ-

ees, and each other Person (except a fiduciary independent of the Employer), to whom responsibilities for the operation and admin-

istration of the Plan have been assigned or fiduciary duties have been delegated from any and all claims, loss, damages, expense, and liability arising from any action or failure to act. Indemnification shall not be required if a Person's action or inaction is judicially determined to be due to gross negligence or willful misconduct of the Person. The Employer may purchase and maintain liability insurance covering itself, any Related Employer, and any Person against part or all of any claim, loss, damage, expense, and liability arising from the performance or failure to perform any power, duty, or responsibility with respect to the Plan and Trust.


8.9  Fiduciary Standards.

     Each fiduciary shall act solely in the interest of Partici-

pants and Beneficiaries:

     (a) Prudence. With the care, skill, and diligence of a prudent Person;

     (b)  Exclusive Purpose.  For the exclusive purpose of pro-

viding benefits and paying expenses of administration; and

     (c)  Prohibited Transaction.  To avoid engaging in a prohib-

ited transaction under the Code or ERISA unless an exemption for the transaction is available or obtained.


8.10 Claims Procedure.

     The Administrator shall determine all issues arising from the administration of the Plan and Trust.

     (a)  Initial Determination.  Upon application by a Partici-

pant or Beneficiary, the Administrator shall make an initial de-

termination and communicate the determination to the Participant or Beneficiary within 90 days after the application. If the ini-

tial determination requires a longer period, the Administrator shall notify the Participant or Beneficiary that the 90-day pe-

riod is extended to 180 days.

     (b) Method. The decision of the Administrator shall be in writing. The decision shall set forth (i) the decision and the specific reason for the decision; (ii) specific reference to the Plan provisions on which the decision is based; (iii) a descrip-

tion of additional material, information, or acts that may change or modify the decision; and (iv) an explanation of the procedure for further review of the decision.

     (c)  Further Review.  Within 60 days of receipt of the ini-

tial written decision, the Participant or Beneficiary filing the original application, or the applicant's authorized representa-

tive, may make a request for redetermination by the Administra-

tor. The applicant (or the authorized representative) may review all pertinent documents and submit issues, comments, and arguments.

     (d)  Redetermination.  Within 60 days of receipt of an ap-

plication for redetermination, unless special circumstances re-

quire a longer period of time (but not longer than 120 days after receipt of the application), the Administrator shall provide the applicant with its final decision, setting forth specific reasons for the decision with specific reference to Plan provisions on which the decision is based.


8.11 Participant's Responsibilities.

     All requests for action of any kind by a Participant or Ben-

eficiary under the Plan and Trust shall be in writing, executed by the Participant or Beneficiary, and shall be subject to any other Plan rules applicable to any specific type of request.


8.12 Responsibility for Determination of Allocations.

     The allocations under the Plan shall be made by the Administrator, or an agent of the Administrator, retained for this purpose. Upon receipt of the allocations, the Trustee shall adjust its records accordingly. The Trustee shall rely on information delivered to it and shall have no independent duty to ascertain the accuracy of the information and no liability for its inaccuracy.


                                 ARTICLE 9

                             Investment/Trust


9.1  Trust Fund.

     The Employer shall establish a Trust to be held and invested by the Trustee, into which the Employer Contributions to the Plan shall be deposited. The terms for the investment of Trust assets are described in this article and in the Trust.


9.2  Voting of Employer Stock.

     (a) Participant Direction. Each Participant shall have the right to direct the Trustee as to the manner in which all Employer Stock, including fractional shares, held in the Participant's accounts shall be voted. The Trustee shall total the fractional directions of all Participants who have directed the vote in the same manner and shall cast the largest number of whole votes possible from the total of the fraction. Any remaining fraction shall be disregarded.

     (b) Notification. The Employer shall notify the Trustee and Participants when voting rights are to be exercised and, within periods as required by law or Employer charter or bylaws for other shareholders, shall furnish the Trustee and Participants with information similar to that furnished to other shareholders of the Employer.

     (c) Proxy Solicitation. Management and other may solicit proxies from Participants, to the same extent as authorized for other shareholders. Any such proxy will be in the form of an instruction to the Trustee that will be voted by the Trustee in the manner indicated in the Participant's direction, and will not be returned or disclosed to the solicitor.

     (d) Unallocated Shares; Nondirected Shares. Allocated shares of Employer Stock held in the TRASOP Accounts, for which no voting direction is given, shall not be voted. The Trustee shall vote unallocated shares of Employer Stock and allocated shares of Employer Stock, other than shares held in TRASOP Accounts, for which no voting direction is given, as directed by the Participants. The number of shares that each directing Participant may direct shall be determined by multiplying the number of shares described in the preceding sentence by a fraction. The numerator of the fraction is one, and the denominator is the total number of Participants directing the vote of shares under this subsection (d).

          If voting of the unallocated shares and nondirected shares in the manner described in the preceding paragraph is precluded by Regulation or other guidance, or by a court of competent jurisdiction, so that in the opinion of the Trustee such method may not be used, the Trustee (except as may be otherwise required by Regulation or other guidance, or by a court of competent jurisdiction) shall vote such shares in the same manner, and in the same proportions, as allocated shares were directed by Participants under (a) above.

     (e) Confidentiality. The Trustee may not divulge information with respect to any Participant's directions under subsections (a) or (d) to any Person, including the Employer.


9.3  Tender Offer.

     The following provisions apply if any Person makes an offer to purchase or solicits an offer to sell to that Person 1% or more of the outstanding shares of Employer Stock ("Tender
Offer").

     (a) Participant Direction. Each Participant may direct the Trustee to sell, offer to sell, exchange, or otherwise dispose of Employer Stock held in the Participant's accounts, in accordance with the terms of the Tender Offer. Participant direction shall be filed with the Trustee in the form and at the time specified by the Trustee.

     (b) Trustee's Response - Valid Directions. The Trustee shall follow all Participants' valid directions with respect to the potential sale, offer, exchange, or other disposal of the Employer Stock held in the Participant's accounts. The proceeds from the disposition of Employer Stock under this section shall be credited to each Participant's applicable account and shall be subject to the investment provisions applicable to such account.

     (c) Invalid Directions or No Directions. The Trustee shall treat invalid directions from a Participant, and failure to give the Trustee directions, as a direction by the Participant not to dispose of the Employer Stock held in the Participant's accounts. The Trustee, or its agent, shall determine the validity of directions from Participants.

     (d) Unallocated Shares. The Trustee shall dispose of Employer Stock after a Tender Offer with respect to unallocated shares of Employer Stock, as directed by the Participants. The number of unallocated shares that each Participant may direct shall be determined by multiplying the number of those shares described in the preceding sentence by a fraction. The numerator of the fraction is one, and the denominator is the total number of Participants giving valid directions under this subsection (d).

          If disposition of unallocated shares in the manner described in the preceding paragraph is precluded by Regulation or other guidance or by a court of competent jurisdiction, so that in the opinion of the Trustee such method may not be used, the Trustee (except as may be otherwise required by Regulation or other guidance, or by a court of competent jurisdiction) shall dispose of a number of unallocated shares determined by multi-

plying the total number of unallocated shares by a fraction. The numerator of the fraction is the number of shares for which Participants gave valid directions for disposition under
(a) above, and the denominator is the total number of shares for which the Participants gave valid directions.

     (e) Allocation of Proceeds. The proceeds from any disposition of Employer Stock held in the Participant's accounts as a result of a Tender Offer shall be allocated to Participants' applicable accounts. Proceeds from unallocated Employer Stock shall be used to repay the Exempt Loan with which such Employer Stock was purchased.

     (f) Confidentiality. The Trustee may not divulge information with respect to any Participant's directions under subsections (a) or (d) to any Person, including the Employer.


9.4  Diversification of Investments.

     Upon the request of a Participant who has attained at least age 55 and has at least ten years of participation in the Plan, the Administrator may direct the Trustee to establish a segregated account for the Participant and to liquidate up to 25% of the number of shares of Available Employer Stock allocated to the Participant. The proceeds shall be reinvested in investments described in (f) below and held in the segregated account.

     (a) Available Employer Stock. "Available Employer Stock" means Employer Stock acquired by or contributed to the Plan after December 31, 1986, and held in the Participant's ESOP Account. (The term does not include Employer Stock held in TRASOP Accounts or After-Tax Employee Contributions Accounts since no Employer Stock allocated to these accounts was acquired after December 31, 1986.) Employer Stock acquired by or contributed to the Plan will not be Available Employer Stock if the Fair Market Value of the Employer Stock allocated to the eligible Participant's ESOP Account as of the Valuation Date immediately preceding the first day the Participant is eligible to make an election under this section is $500 or less.

     (b) Timing of Direction. The direction to liquidate and reinvest Available Employer Stock under this provision may be given during the first 90 days after the last day of each Plan Year in the Qualified Election Period. During the first 90 days after the last day of the last (sixth) Plan Year in the Qualified Election Period, the Participant may request the liquidation and reinvestment of up to 50% of the number of shares of Available Employer Stock allocated to the Participant.

     (c) Determination of Number of Shares To Be Liquidated and Reinvested. The total amount liquidated and reinvested at any time shall not exceed 25% (or 50%) of the number of shares of Available Employer Stock held allocated to the Participant, in-

cluding shares of Available Employer Stock previously liquidated and reinvested. Any fractional number of shares to be liquidated and reinvested shall be rounded up to the next highest whole num-

ber of shares.

     (d) Qualified Election Period. "Qualified Election Period" means the six-year period beginning on the first day of the first
Plan Year in which the Participant attains at least age 55 and has at least ten years of participation.

     (e)  Value of Shares to Be Liquidated and Reinvested.  A di-

rection to liquidate Available Employer Stock and reinvest the proceeds in accordance with this provision shall apply to the Available Employer Stock held in the Participant's ESOP Account as of the last day of the Plan Year immediately preceding the date of liquidation. Dividends paid on Available Employer Stock before the date of reinvestment of the proceeds from the liquida-

tion of Available Employer Stock shall be reinvested under this section. No interest or earnings shall be credited to the Avail-

able Employer Stock liquidated for the period beginning on the last day of the Plan Year immediately preceding the date of liquidation and the date of liquidation.

     (f) Investments. The amount in the segregated account shall be transferred to the Kysor Industrial Corporation Savings Plan to be held, administered, and distributed in accordance with the terms of that plan. The account shall be invested pursuant to the rules set forth in that plan and the related trust in available investments (other than investment in an Employer Stock fund).


                                ARTICLE 10

                  Amendment, Mergers, Successor Employer


10.1 Amendment.

     The Employer may amend the Plan and Trust. An amendment may be retroactive or prospective, in the sole discretion of the Em-

ployer, except where prohibited by ERISA or the Code.  An amend-

ment may be made without the consent of any other Person, except that an amendment shall not:

     (a)  Exclude Participant.  Exclude an Employee who previ-

ously became a Participant;

     (b) Reduce Participant's Account. Decrease the amount credited to a Participant's account;

     (c) Reduce Vested Percentage. Reduce a Participant's vested percentage, as of the later of the date of adoption of the amendment or the effective date of the amendment;

     (d) Vesting Schedule. Modify the vesting schedule for a Participant who was a Participant on the later of the effective date or the date of adoption of the amendment, except to increase the Participant's vested percentage;

     (e) Elimination of Protected Benefits. Eliminate any early retirement benefits and retirement-type subsidy under Code Section 411(d)(6)(B)(i) or any optional forms of distri-

bution with respect to benefits attributable to service earned before the amendment except as may be permitted under Code Sec-

tions 401(a)(4) and 411; and

     (f)  Alter Trustee's Duties.  Alter the duties, responsibil-

ities, or liabilities of the Trustee without the consent of the Trustee.


10.2 Merger of Plans.

     The Plan and Trust may be merged or consolidated, or its assets and liabilities may be transferred, in whole or in part, to another qualified retirement plan and trust if:

     (a) Preservation of Account Balance. Each Participant's account balance would be equal to or greater than the account balance the Participant would have been entitled to receive if the Plan had terminated immediately before the merger, consoli-

dation, or transfer.

     (b) Authorization. The Employer and any new or successor employer authorize the merger, consolidation, or transfer.


10.3 Successor Employer.

     If an Employer is dissolved, merged, consolidated, restruc-

tured, or reorganized, or if the assets of the Employer are transferred, the Plan and Trust may be continued by the succes-

sor, and in that event, the successor will be substituted for the Employer.


                                ARTICLE 11

                                Termination


11.1 Right to Terminate or Discontinue Contributions.

     The Employer reserves the right to revoke this instrument and terminate the Plan and Trust, or to cease or suspend further contributions.


11.2 Discontinuance of Contributions.

     If the Employer determines that it is no longer possible or desirable to make Employer Contributions, it may, without ter-

minating the Plan and Trust, take appropriate action to perma-

nently discontinue further Employer Contributions.  Upon discon-

tinuance of Employer Contributions, the accounts of all affected Participants shall be nonforfeitable. The Plan and Trust will remain in force, and the Administrator and the Trustee will continue to administer the Plan and Trust under its provisions except for Employer Contributions.


11.3 Effect of Termination or Partial Termination.

     (a)  Nonforfeitability.  Upon termination or partial termi-

nation of the Plan, accounts of affected Participants shall be nonforfeitable.

     (b)  Distribution.  The Administrator shall direct the
Trustee to make distributions to affected Participants under
Article 7.


11.4 No Reversion of Assets.

     The Employer shall not receive an amount from the Trust upon termination, partial termination, or discontinuance of contributions.


                                ARTICLE 12

                            General Provisions


12.1 Spendthrift Provision.

     An interest in the Trust shall not be subject to assignment, conveyance, transfer, anticipation, pledge, alienation, sale, en-

cumbrance, or charge, whether voluntary or involuntary, by a Par-

ticipant or Beneficiary except under a QDRO or as permitted in subsection (a).

     (a) Not Security. An interest shall not provide collateral or security for a debt of a Participant or Beneficiary or be sub-

ject to garnishment, execution, assignment, levy, or to another form of judicial or administrative process or to the claim of a creditor of a Participant or Beneficiary, through legal process or otherwise, except under a voluntary revocable assignment permitted by Regulation 1.401(a)-13.

     (b) Attempts Void. An attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of benefits payable, before actual receipt of the bene-

fits, or a right to receive benefits, shall be void. The trust shall not be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of a Person entitled to bene-

fits. The benefits and Trust assets under the Plan shall not be considered an asset of a Participant or Beneficiary in the event of insolvency or bankruptcy.


12.2 Effect Upon Employment Relationship.

     The adoption of the Plan shall not create a contract of employment between the Employer and an Employee, confer upon an Employee a legal right to continuation of employment, limit or qualify the right of the Employer to discharge or retire an Em-

ployee at will, or affect the right of the Employee to remain in service after the Normal Retirement Date.


12.3 No Interest in Employer Assets.

     Nothing in the Plan and Trust shall be construed to give an Employee, Participant, or Beneficiary an interest in the assets or the business affairs of the Employer, or the right to examine the books and records of the Employer. A Participant's rights are solely those granted by this instrument.


12.4 Construction.

     The singular includes the plural, and the plural includes the singular, unless the context clearly indicates the contrary.
Capitalized terms have the meaning specified in the Plan or Trust. If a term is not defined, the term shall have the general, accepted meaning of the term.

     Any period of time described in the Plan shall consist of consecutive days, months, or years, as appropriate.


12.5 Severability.

     If any provision of the Plan or Trust is invalid, unenforceable, or disqualified under the Code, ERISA, or Regulations, for any period of time, the affected provisions shall be ineffective but the remaining provisions shall be unaffected.


12.6 Governing Law.

     The Plan and Trust shall be interpreted, administered, and managed in compliance with the Code, ERISA, and Regulations.
To the extent not preempted by federal law, the Plan and Trust shall be interpreted, administered, and managed in compliance with the laws of the State of Michigan.


12.7 Nondiversion.

     The Plan is established and shall be administered for the exclusive benefit of Participants and their beneficiaries.


                                ARTICLE 13

                         Top-Heavy Plan Provisions


13.1 Top-Heavy/Super Top-Heavy Determination.

     If the Plan is or becomes a Top-Heavy Plan or a Super Top-
Heavy Plan in a Plan Year, the provisions of this article shall supersede all conflicting Plan provisions.

     (a)  Top-Heavy Plan.  "Top-Heavy Plan" means the Plan for a
Plan Year if:

          (i)  Not Required or Permissive Aggregation Group.  The
Plan is not part of a Required Aggregation Group or a Permissive
Aggregation Group, and the Top-Heavy ratio exceeds 60%;

          (ii) Required Aggregation Group.  The Plan is part of a
Required Aggregation Group (but not part of a Permissive Aggrega-

tion Group), and the Top-Heavy Ratio for the Required Aggregation
Group exceeds 60%; or

        (iii) Permissive Aggregation Group. The Plan is part of a Permissive Aggregation Group, and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

     (b)  Super Top-Heavy Plan.  "Super Top-Heavy Plan" means the
Plan for a Plan Year if the Top-Heavy Ratio for the plans or groups (set forth in (a) above) exceeds 90%.

     (c) Calculation. The calculation of the Top-Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Sec-

tion 416 and Regulations.

          (i)  Disregard Certain Employees.  In calculating the
Top-Heavy Ratio, the account balance or accrued benefit of a Par-

ticipant who was a Key Employee in a prior year but is no longer a Key Employee or has not performed services for an Employer maintaining the Plan at any time during the five-year period ending on the Determination Date(s) will be disregarded.

          (ii) Ownership. Ownership shall be determined under Code Section 318 as modified by Code Section 416(i)(1)(B)(iii) without regard to the aggregation rules under Code Section 414.

        (iii) Rollovers and Transfers. A distribution rolled over or an amount transferred from the Plan to another qualified retirement plan of the Employer or a Related Employer shall not be included in the Present Value of Accrued Benefits under the Plan. A distribution rolled over or an amount transferred from another qualified retirement plan of the Employer or a Related Employer to the Plan shall be included in the Present Value of Accrued Benefits under the Plan. If a rollover or transfer to a qualified retirement plan of an unrelated employer was initiated by the former Participant, it shall be deemed a distribution from the Plan. If a rollover or transfer from a qualified retirement plan of an unrelated employer to the Plan for a Participant was initiated by the Participant, it shall not be included in the Present Value of Accrued Benefits under the Plan.


13.2 Top-Heavy Definitions.

     For purposes of this article, the following terms have the stated meanings:

     (a) Top-Heavy Ratio. "Top-Heavy Ratio" means the ratio, as of the Plan's Determination Date, calculated by dividing the ag-

gregate Present Value of Accrued Benefits of all Key Employees of each plan in the Required Aggregation Group (and each other plan in the Permissive Aggregation Group, if necessary or desirable) by the aggregate Present Value of Accrued Benefits of all Partic-

ipants under all plans in the Required (or Permissive) Aggrega-

tion Group.

     (b)  Present Value of Accrued Benefits.

          (i) This Plan. "Present Value of Accrued Benefits" under the Plan means the account balances of all Participants and Beneficiaries determined as of the Determination Date, including forfeitures reallocated as of such Determination Date. The Pres-

ent Value of Accrued Benefits includes the amount of a distribution made from the Plan during the Plan Year that in-

cludes the Determination Date and any of the four preceding Plan
Years and the value of each Participant's After-Tax Employee
Contributions Account.

          (ii) Other Plans.  The Present Value of Accrued Bene-

fits shall be determined with respect to, and pursuant to the provisions of, all qualified retirement plans (including a sim-

plified employee pension plan) in the aggregation group.

        (iii) Unpaid Contribution. A contribution not paid as of a Determination Date for any plan in the aggregation group shall be included in the determination of the Present Value of Accrued Benefits as required in Code Section 416 and Regulations.

          (iv) Actuarial Assumptions. If the Plan is part of a Permissive Aggregation Group or a Required Aggregation Group and at least one of the qualified retirement plans aggregated with the Plan is a defined benefit plan, the Present Value of Accrued Benefits under any such defined benefit plan shall be determined based on the following:

               Interest rate   - 6% per annum
               Mortality table - UP 1984 Mortality Table

          (v) Accrual Rate. The accrued benefit under any defined benefit plan maintained by the Employer or a Related Employer for any Participant who is not a Key Employee shall be determined (A) under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or a Related Employer, or (B) if there is no uniform method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

     (c) Required Aggregation Group. "Required Aggregation Group" means all qualified retirement plans, including terminated plans, of the Employer and each Related Employer in which at least one Key Employee participates, or participated at any time during the five-year period ending on the Determination Date, plus all other qualified retirement plans of the Employer and each Related Employer, that enable one or more of the plans cov-

ering at least one Key Employee to meet the requirements of Code
Sections 401(a)(4) or 410.

     (d) Permissive Aggregation Group. "Permissive Aggregation Group" means all qualified retirement plans, including terminated plans, if any, of the Employer and each Related Employer that are part of a Required Aggregation Group that includes the Plan, plus any other qualified retirement plan (designated by the Employer) of the Employer and each Related Employer that is not part of the Required Aggregation Group but that, when considered part of the Permissive Aggregation Group, does not prevent the group from meeting the requirements of Code Sections 401(a)(4) and 410.

     (e) Determination Date. "Determination Date" means the last day of the preceding Plan Year.

          (i)  Present Value of Accrued Benefits.  The Present
Value of Accrued Benefits are determined as of the most recent
Top-Heavy Valuation Date within the 12-month period ending on the Determination Date.

          (ii) Multiple Plans.  When aggregating plans, the Pres-

ent Value of Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     (f) Key Employee. "Key Employee" means an Employee or former Employee (including any deceased Employee or the Benefi-

ciary of any deceased Employee) who, under Code Section 416(i), is or was, during the current Plan Year or any of the four Plan
Years immediately preceding the current Plan Year, one of the following:

          (i)  Officer.  An officer (determined under Sec-

tion 2.4) of an Employer or Related Employer if the officer's
HCE Compensation exceeds 50% of the defined benefit dollar limit under Code Section 415(b)(1)(a) (as adjusted under Code Sec-

tion 415(d)) for the Plan Year;

          (ii) Top 10 Owners. One of the 10 Employees owning the largest interests, exceeding 1/2%, in an Employer or Related Em-

ployer if the Employee's HCE Compensation exceeds $30,000 (or the Defined Contribution Dollar Limit, if greater);

        (iii)  5% Owner.  A 5% Owner; or

          (iv) 1% Owner; $150,000 Compensation.  A 1% owner, de-

termined under the definition of 5% Owner but replacing "5%" with "1%," whose HCE Compensation exceeds $150,000.

          Ownership under (ii) above, as well as under (iii) and
(iv) pursuant to the definition of 5% Owner, shall be determined separately for each Employer and Related Employer. Compensation for (i), (ii), and (iv) above for a Plan Year includes HCE Com-

pensation from the Employer and all Related Employers.

     (g) Top-Heavy Valuation Date. "Top-Heavy Valuation Date" means, for a defined contribution plan (including a simplified employee pension plan), the date for revaluation of the assets to market value coinciding with, or occurring most recently within the 12-month period ending on, the Determination Date. For a de-

fined benefit plan, the term means the most recent date used for computing the plan costs for minimum funding purposes (whether or not an actuarial valuation is performed during that Plan Year) occurring within the 12-month period ending on the Determination Date.


13.3 Minimum Allocation/Benefit.

     For each Plan Year in which the Plan is or becomes a Top-Heavy Plan, the minimum allocation or benefit shall be provided under any defined benefit pension plan maintained by the Employer. If a Participant is not a participant under any defined benefit pension plan maintained by the Employer, the Employer Contributions and forfeitures allocated to the account of each such Participant who is not a Key Employee and who is employed on the last day of the Plan Year shall be not less than the lesser of 4% of the Participant's HCE Compensation, or the largest percentage of HCE Compensation allocated to any Key Employee from all Employer Contributions. A Participant who is not a Key Employee and whose employment terminates during the Plan Year on or after the Participant's Normal Retirement Date or due to death or Total Disability shall be eligible for this minimum allocation. If necessary, the Employer shall make an additional contribution to provide this minimum allocation.


13.4 Vesting Schedule.

     The vesting schedule for each Participant who has an Hour of Service during a Plan Year in which the Plan is or becomes a Top-Heavy Plan shall be replaced with the following schedule:

          Years of Service              Vested Percentage

          Less than 2 years                    -0-
          2 years                              20%
          3 years                              40%
          4 years                              60%
          5 years                              80%
          6 years or more                     100%

     (a) Cessation. If the Plan ceases to be a Top-Heavy Plan, vested percentages shall continue to be determined under this schedule.

     (b) Vesting Schedule Change. Any change in the vesting schedule due to the Plan becoming, or ceasing to be, a Top-Heavy Plan shall be treated as an amendment to the Plan, and all rules applying to the amendment of a vesting schedule shall apply.


13.5 Plan Modifications.

      If the Administrator determines the Plan to be a Super Top-Heavy Plan for a Plan Year, or the words "125% of" are deleted from each place they appear in the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, the minimum allocation percentage under Section 13.3 shall be decreased from 4% of HCE Compensation to 3%.


     The Employer has executed this instrument this ______ day of _________________, 1993.


                              KYSOR INDUSTRIAL CORPORATION


                              By ________________________________

                                 Its ____________________________

                                                                   Employer
                           SCHEDULE A


     A. Original Plan. The Kysor Industrial Corporation Administrative Employee Stock Ownership Plan was originally adopted on August 23, 1985, effective January 1, 1985. The plan was subsequently amended on December 27, 1985; April 10, 1986; and March 22, 1988. Effective January 1, 1988, the Kysor Industrial Corporation Administrative TRASOP was merged into the Kysor Industrial Corporation Administrative Employee Stock Ownership Plan.


     B. First Amendment and Restatement. The Kysor Industrial Corporation Administrative Employee Stock Ownership Plan was amended and restated on February 24, 1989, effective January 1, 1989. The plan was renamed the Kysor Industrial Corporation Employee Stock Ownership Plan. The trust provisions of the plan were separated from the plan instrument effective January 1, 1989, and amended and restated in the Kysor Industrial Corporation Employee Stock Ownership Trust. The plan was subsequently amended by an instrument dated June 15, 1989.


     C.   Second Amendment and Restatement.  The Kysor Industrial
Corporation Employee Stock Ownership Plan and the Kysor
Industrial Corporation Employee Stock Ownership Trust have been amended and restated to comply with the Tax Reform Act of 1986, effective January 1, 1989.

[{932020007.0010.PLP}]
                       KYSOR INDUSTRIAL CORPORATION
                       EMPLOYEE STOCK OWNERSHIP PLAN

                             TABLE OF CONTENTS


                                                                       Page

ARTICLE 1 - Establishment of Plan and Trust. . . . . . . . . . . . . . .  1

     1.1  Establishment of Plan. . . . . . . . . . . . . . . . . . . . .  1
          (a)  Employer. . . . . . . . . . . . . . . . . . . . . . . . .  1
          (b)  Plan History. . . . . . . . . . . . . . . . . . . . . . .  1
          (c)  Adoption by Another Employer. . . . . . . . . . . . . . .  1
     1.2  Declaration of Trust . . . . . . . . . . . . . . . . . . . . .  1
     1.3  Compliance With Law. . . . . . . . . . . . . . . . . . . . . .  2
     1.4  Effective Dates of Plan Provisions . . . . . . . . . . . . . .  2
     1.5  Application to Inactive and Former Participants. . . . . . . .  2


ARTICLE 2 - Definitions. . . . . . . . . . . . . . . . . . . . . . . . .  2

          Table of Definitions . . . . . . . . . . . . . . . . . . . . . ix
     2.1  Break in Service . . . . . . . . . . . . . . . . . . . . . . .  2
     2.2  Employer Contributions . . . . . . . . . . . . . . . . . . . .  3
     2.3  5% Owner . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
          (a)  Corporation . . . . . . . . . . . . . . . . . . . . . . .  3
          (b)  Partnership . . . . . . . . . . . . . . . . . . . . . . .  3
          (c)  Proprietorship. . . . . . . . . . . . . . . . . . . . . .  3
     2.4  Highly Compensated Employee. . . . . . . . . . . . . . . . . .  3
          (a)  Definition. . . . . . . . . . . . . . . . . . . . . . . .  3
          (b)  HCE Compensation. . . . . . . . . . . . . . . . . . . . .  4
          (c)  Determination Rules . . . . . . . . . . . . . . . . . . .  4
     2.5  Hour of Service. . . . . . . . . . . . . . . . . . . . . . . .  5
          (a)  Back Pay. . . . . . . . . . . . . . . . . . . . . . . . .  5
          (b)  Periods Credited. . . . . . . . . . . . . . . . . . . . .  5
     2.6  Person . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     2.7  Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     2.8  Related Employer . . . . . . . . . . . . . . . . . . . . . . .  6
     2.9  Valuation Date . . . . . . . . . . . . . . . . . . . . . . . .  6
     2.10 Year of Service. . . . . . . . . . . . . . . . . . . . . . . .  6
          (a)  Aggregate Elapsed Time. . . . . . . . . . . . . . . . . .  6
          (b)  Continuous. . . . . . . . . . . . . . . . . . . . . . . .  6
          (c)  Less Than One Year Absence. . . . . . . . . . . . . . . .  6
          (d)  Severance Date. . . . . . . . . . . . . . . . . . . . . .  7
          (e)  Qualified Maternity or Paternity Absence. . . . . . . . .  7
          (f)  Time of Credit. . . . . . . . . . . . . . . . . . . . . .  7
          (g)  Aggregation . . . . . . . . . . . . . . . . . . . . . . .  7
          (h)  Military Service. . . . . . . . . . . . . . . . . . . . .  7
          (i)  No Duplication. . . . . . . . . . . . . . . . . . . . . .  7
          (j)  Non-Covered Employment. . . . . . . . . . . . . . . . . .  7
          (k)  Subject to Break-in-Service Rules . . . . . . . . . . . .  7
          (l)  Regulations . . . . . . . . . . . . . . . . . . . . . . .  8
          (m)  Predecessor Plan. . . . . . . . . . . . . . . . . . . . .  8


ARTICLE 3 - Eligibility to Participate . . . . . . . . . . . . . . . . .  8

     3.1  Eligibility Requirements . . . . . . . . . . . . . . . . . . .  8
          (a)  Employee. . . . . . . . . . . . . . . . . . . . . . . . .  8
          (b)  Entry Date. . . . . . . . . . . . . . . . . . . . . . . .  8
     3.2  Requirement of Covered Employment. . . . . . . . . . . . . . .  8
     3.3  Participation Rules. . . . . . . . . . . . . . . . . . . . . .  9
          (a)  Termination of Participation. . . . . . . . . . . . . . .  9
          (b)  Reemployment. . . . . . . . . . . . . . . . . . . . . . .  9
     3.4  Leased Employee. . . . . . . . . . . . . . . . . . . . . . . .  9
          (a)  One-Year Period . . . . . . . . . . . . . . . . . . . . .  9
          (b)  Full-Time Basis . . . . . . . . . . . . . . . . . . . . .  9
          (c)  Conditions. . . . . . . . . . . . . . . . . . . . . . . .  9


ARTICLE 4 - Contributions. . . . . . . . . . . . . . . . . . . . . . . . 10

     4.1  Contributions. . . . . . . . . . . . . . . . . . . . . . . . . 10
          (a)  ESOP Contributions. . . . . . . . . . . . . . . . . . . . 10
          (b)  Restoration of Forfeiture . . . . . . . . . . . . . . . . 10
     4.2  ESOP Contribution. . . . . . . . . . . . . . . . . . . . . . . 10
     4.3  Limits on Employer Contributions . . . . . . . . . . . . . . . 11
          (a)  Deduction . . . . . . . . . . . . . . . . . . . . . . . . 11
          (b)  Annual Additions. . . . . . . . . . . . . . . . . . . . . 11
     4.4  Return of Employer Contributions . . . . . . . . . . . . . . . 11
          (a)  Mistake of Fact . . . . . . . . . . . . . . . . . . . . . 11
          (b)  Nondeductible . . . . . . . . . . . . . . . . . . . . . . 11
          (c)  Amount. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     4.5  Reduction Of Employer Contribution for Leased
          Employees. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     4.6  Timing of Contributions. . . . . . . . . . . . . . . . . . . . 12
     4.7  Limitations on ESOP Contributions. . . . . . . . . . . . . . . 12
          (a)  ACP Limit . . . . . . . . . . . . . . . . . . . . . . . . 12
          (b)  Prevention of Excess Aggregate
               Contributions . . . . . . . . . . . . . . . . . . . . . . 13
          (c)  Correction of Excess Aggregate
               Contribution. . . . . . . . . . . . . . . . . . . . . . . 13
          (d)  Additional 401(m) Rules . . . . . . . . . . . . . . . . . 14


ARTICLE 5 - Allocations. . . . . . . . . . . . . . . . . . . . . . . . . 16

     5.1  Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
          (a)  Specific Accounts . . . . . . . . . . . . . . . . . . . . 17
          (b)  General Rules . . . . . . . . . . . . . . . . . . . . . . 17
     5.2  Allocations. . . . . . . . . . . . . . . . . . . . . . . . . . 18
          (a)  ESOP Contribution . . . . . . . . . . . . . . . . . . . . 18
          (b)  Restoration of Forfeiture . . . . . . . . . . . . . . . . 21
     5.3  Stock Dividends on Employer Stock, Stock Splits,
          Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     5.4  Forfeitures. . . . . . . . . . . . . . . . . . . . . . . . . . 22
          (a)  Timing. . . . . . . . . . . . . . . . . . . . . . . . . . 22
          (b)  Annual Addition Limitation. . . . . . . . . . . . . . . . 22
          (c)  Investment Experience . . . . . . . . . . . . . . . . . . 22
          (d)  Limitation on Allocation. . . . . . . . . . . . . . . . . 22
     5.5  Allocation of Earnings, Losses, and Expenses;
          Revaluation of Assets. . . . . . . . . . . . . . . . . . . . . 22
          (a)  Earnings, Losses, and Expenses. . . . . . . . . . . . . . 22
          (b)  Revaluation of Trust. . . . . . . . . . . . . . . . . . . 23
          (c)  No Earnings on Distributions. . . . . . . . . . . . . . . 23
     5.6  Sale or Purchase of Employer Stock . . . . . . . . . . . . . . 23
          (a)  Sale of Employer Stock. . . . . . . . . . . . . . . . . . 24
          (b)  Purchase of Employer Stock. . . . . . . . . . . . . . . . 24
     5.7  Limitation on Annual Additions . . . . . . . . . . . . . . . . 24
          (a)  Annual Additions. . . . . . . . . . . . . . . . . . . . . 24
          (b)  Defined Contribution Dollar Limit . . . . . . . . . . . . 25
          (c)  Percentage Limit. . . . . . . . . . . . . . . . . . . . . 25
          (d)  ESOP Exceptions . . . . . . . . . . . . . . . . . . . . . 25
          (e)  Section 415 Compensation. . . . . . . . . . . . . . . . . 26
          (f)  Limitation Year . . . . . . . . . . . . . . . . . . . . . 27
          (g)  Related Employer Aggregation. . . . . . . . . . . . . . . 27
     5.8  Excess Additions . . . . . . . . . . . . . . . . . . . . . . . 27
          (a)  Before Contribution . . . . . . . . . . . . . . . . . . . 27
          (b)  After Contribution. . . . . . . . . . . . . . . . . . . . 27
          (c)  No Distribution . . . . . . . . . . . . . . . . . . . . . 28
          (d)  Plan Order. . . . . . . . . . . . . . . . . . . . . . . . 28
     5.9  Limitation on Total Retirement Benefits. . . . . . . . . . . . 28
          (a)  Defined Contribution Plan Fraction. . . . . . . . . . . . 28
          (b)  Defined Benefit Plan Fraction . . . . . . . . . . . . . . 29
          (c)  Benefit Accrual Reduction . . . . . . . . . . . . . . . . 30
          (d)  Application of Limitations. . . . . . . . . . . . . . . . 30
          (e)  Maximum Limitations . . . . . . . . . . . . . . . . . . . 30
          (f)  Reduction of Limits . . . . . . . . . . . . . . . . . . . 30


ARTICLE 6 - Determination of Vested Percentage . . . . . . . . . . . . . 30

     6.1  Year of Service. . . . . . . . . . . . . . . . . . . . . . . . 30
     6.2  Vested Percentage. . . . . . . . . . . . . . . . . . . . . . . 31
          (a)  100% Vesting. . . . . . . . . . . . . . . . . . . . . . . 31
          (b)  Vesting Schedule. . . . . . . . . . . . . . . . . . . . . 31
          (c)  Normal Retirement Date, Death, or
               Disability. . . . . . . . . . . . . . . . . . . . . . . . 31
          (d)  Change in Control . . . . . . . . . . . . . . . . . . . . 31
     6.3  Cashout. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
          (a)  Partial Vesting . . . . . . . . . . . . . . . . . . . . . 32
          (b)  Zero Vesting. . . . . . . . . . . . . . . . . . . . . . . 32
     6.4  Break in Service . . . . . . . . . . . . . . . . . . . . . . . 33
          (a)  Cancellation of Vesting Service . . . . . . . . . . . . . 33
          (b)  Forfeiture of Nonvested Amount. . . . . . . . . . . . . . 33
     6.5  Death After Termination/Lost Recipient . . . . . . . . . . . . 33
          (a)  Death After Termination . . . . . . . . . . . . . . . . . 33
          (b)  Lost Recipient. . . . . . . . . . . . . . . . . . . . . . 33
     6.6  Vested Account Balance and Nonvested Amount. . . . . . . . . . 33
          (a)  Vested Amount . . . . . . . . . . . . . . . . . . . . . . 33
          (b)  Nonvested Amount. . . . . . . . . . . . . . . . . . . . . 34
          (c)  Partial Distribution of Vested Account
               Balance . . . . . . . . . . . . . . . . . . . . . . . . . 34
     6.7  Source of Forfeitures. . . . . . . . . . . . . . . . . . . . . 34


ARTICLE 7 - Distributions. . . . . . . . . . . . . . . . . . . . . . . . 34

     7.1  Distributive Events. . . . . . . . . . . . . . . . . . . . . . 34
          (a)  Normal Retirement Date. . . . . . . . . . . . . . . . . . 34
          (b)  Death . . . . . . . . . . . . . . . . . . . . . . . . . . 34
          (c)  Total Disability. . . . . . . . . . . . . . . . . . . . . 35
          (d)  Other Termination of Employment . . . . . . . . . . . . . 35
          (e)  Attainment of Age 70 1/2. . . . . . . . . . . . . . . . . 35
          (f)  QDRO. . . . . . . . . . . . . . . . . . . . . . . . . . . 35
          (g)  Plan Termination; Partial Termination . . . . . . . . . . 36
     7.2  Valuation for Distribution . . . . . . . . . . . . . . . . . . 36
     7.3  Method and Form of Distribution. . . . . . . . . . . . . . . . 36
          (a)  Method of Distribution. . . . . . . . . . . . . . . . . . 36
          (b)  Form of Distribution. . . . . . . . . . . . . . . . . . . 36
     7.4  Minimum Distribution . . . . . . . . . . . . . . . . . . . . . 37
     7.5  Time of Distribution.. . . . . . . . . . . . . . . . . . . . . 37
          (a)  Immediate Distribution. . . . . . . . . . . . . . . . . . 37
          (b)  Normal Distribution Date. . . . . . . . . . . . . . . . . 38
          (c)  Required Distribution . . . . . . . . . . . . . . . . . . 38
     7.6  Death of Participant . . . . . . . . . . . . . . . . . . . . . 39
          (a)  Death Before Required Beginning Date. . . . . . . . . . . 39
          (b)  Death After Required Beginning Date . . . . . . . . . . . 39
     7.7  Election of Method and Time of Distribution. . . . . . . . . . 40
          (a)  Permitted Elections . . . . . . . . . . . . . . . . . . . 40
          (b)  Required Consent. . . . . . . . . . . . . . . . . . . . . 40
          (c)  Election Requirements . . . . . . . . . . . . . . . . . . 40
          (d)  Failure to Elect. . . . . . . . . . . . . . . . . . . . . 40
          (e)  Additional Information. . . . . . . . . . . . . . . . . . 41
          (f)  No Reduction or Delay of Distribution . . . . . . . . . . 41
     7.8  Designation of Beneficiary . . . . . . . . . . . . . . . . . . 41
          (a)  Beneficiary . . . . . . . . . . . . . . . . . . . . . . . 41
          (b)  Spousal Consent . . . . . . . . . . . . . . . . . . . . . 41
          (c)  Failure to Designate. . . . . . . . . . . . . . . . . . . 42
          (d)  Death of Beneficiary. . . . . . . . . . . . . . . . . . . 42
          (e)  No Beneficiary. . . . . . . . . . . . . . . . . . . . . . 42
          (f)  Determination . . . . . . . . . . . . . . . . . . . . . . 43
     7.9  Facility of Payment. . . . . . . . . . . . . . . . . . . . . . 43
          (a)  Incapacity. . . . . . . . . . . . . . . . . . . . . . . . 43
          (b)  Legal Representative. . . . . . . . . . . . . . . . . . . 43
          (c)  Determination . . . . . . . . . . . . . . . . . . . . . . 43
     7.10 Notice of Penalties. . . . . . . . . . . . . . . . . . . . . . 43
          (a)  Distribution Before Age 59 1/2. . . . . . . . . . . . . . 43
          (b)  Excess Distributions. . . . . . . . . . . . . . . . . . . 43
          (c)  Failure to Receive a Minimum Distribution . . . . . . . . 44
     7.11 Special Rules--Distribution of Employer Stock. . . . . . . . . 44
          (a)  Distributee's Option to Sell Benefit
               Shares. . . . . . . . . . . . . . . . . . . . . . . . . . 44
          (b)  Right of First Refusal. . . . . . . . . . . . . . . . . . 45
          (c)  Terms of Purchase . . . . . . . . . . . . . . . . . . . . 45
     7.12 Distribution of Cash Dividends . . . . . . . . . . . . . . . . 47
     7.13 Distributions After December 31, 1992. . . . . . . . . . . . . 47
          (a)  Election of Direct Rollover . . . . . . . . . . . . . . . 47
          (b)  Definitions . . . . . . . . . . . . . . . . . . . . . . . 47


ARTICLE 8 - Administration of the Plan . . . . . . . . . . . . . . . . . 48

     8.1  Duties, Powers, and Responsibilities of the
          Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
          (a)  Required. . . . . . . . . . . . . . . . . . . . . . . . . 48
          (b)  Discretionary . . . . . . . . . . . . . . . . . . . . . . 49
     8.2  Employer Action. . . . . . . . . . . . . . . . . . . . . . . . 49
     8.3  Plan Administrator . . . . . . . . . . . . . . . . . . . . . . 49
     8.4  Administrative Committee . . . . . . . . . . . . . . . . . . . 49
          (a)  Appointment . . . . . . . . . . . . . . . . . . . . . . . 49
          (b)  Agent; Powers and Duties. . . . . . . . . . . . . . . . . 49
          (c)  Not Fiduciary . . . . . . . . . . . . . . . . . . . . . . 49
          (d)  Membership. . . . . . . . . . . . . . . . . . . . . . . . 49
          (e)  Records . . . . . . . . . . . . . . . . . . . . . . . . . 50
          (f)  Actions . . . . . . . . . . . . . . . . . . . . . . . . . 50
          (g)  Report to Administrator . . . . . . . . . . . . . . . . . 50
          (h)  Compensation. . . . . . . . . . . . . . . . . . . . . . . 50
          (i)  Conflict of Interest. . . . . . . . . . . . . . . . . . . 50
     8.5  Duties, Powers, and Responsibilities of the
          Administrator. . . . . . . . . . . . . . . . . . . . . . . . . 50
          (a)  Plan Interpretation . . . . . . . . . . . . . . . . . . . 50
          (b)  Participant Rights. . . . . . . . . . . . . . . . . . . . 50
          (c)  Limits; Nondiscrimination Tests; Top-Heavy
               Tests . . . . . . . . . . . . . . . . . . . . . . . . . . 50
          (d)  Allocations and Vesting . . . . . . . . . . . . . . . . . 51
          (e)  Errors in Participants' Accounts. . . . . . . . . . . . . 51
          (f)  Claims and Elections. . . . . . . . . . . . . . . . . . . 51
          (g)  Benefit Payments. . . . . . . . . . . . . . . . . . . . . 51
          (h)  QDRO Determination. . . . . . . . . . . . . . . . . . . . 51
          (i)  Administration Information. . . . . . . . . . . . . . . . 51
          (j)  Recordkeeping . . . . . . . . . . . . . . . . . . . . . . 51
          (k)  Reporting and Disclosure. . . . . . . . . . . . . . . . . 51
          (l)  Penalties; Excise Tax . . . . . . . . . . . . . . . . . . 51
          (m)  Advisers. . . . . . . . . . . . . . . . . . . . . . . . . 52
          (n)  Expenses, Fees, and Charges . . . . . . . . . . . . . . . 52
          (o)  Nondiscrimination . . . . . . . . . . . . . . . . . . . . 52
          (p)  Bonding . . . . . . . . . . . . . . . . . . . . . . . . . 52
          (q)  Other Powers and Duties . . . . . . . . . . . . . . . . . 52
     8.6  Delegation of Administrative Duties. . . . . . . . . . . . . . 52
          (a)  In Writing. . . . . . . . . . . . . . . . . . . . . . . . 52
          (b)  Acceptance of Responsibility. . . . . . . . . . . . . . . 52
          (c)  Conflict. . . . . . . . . . . . . . . . . . . . . . . . . 53
     8.7  Interrelationship of Fiduciaries; Discretionary
          Authority. . . . . . . . . . . . . . . . . . . . . . . . . . . 53
          (a)  Performance of Duties . . . . . . . . . . . . . . . . . . 53
          (b)  Reliance on Others. . . . . . . . . . . . . . . . . . . . 53
          (c)  Discretionary Authority of Fiduciaries. . . . . . . . . . 53
     8.8  Compensation; Indemnification. . . . . . . . . . . . . . . . . 53
     8.9  Fiduciary Standards. . . . . . . . . . . . . . . . . . . . . . 54
          (a)  Prudence. . . . . . . . . . . . . . . . . . . . . . . . . 54
          (b)  Exclusive Purpose . . . . . . . . . . . . . . . . . . . . 54
          (c)  Prohibited Transaction. . . . . . . . . . . . . . . . . . 54
     8.10 Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . 54
          (a)  Initial Determination . . . . . . . . . . . . . . . . . . 54
          (b)  Method. . . . . . . . . . . . . . . . . . . . . . . . . . 54
          (c)  Further Review. . . . . . . . . . . . . . . . . . . . . . 54
          (d)  Redetermination . . . . . . . . . . . . . . . . . . . . . 54
     8.11 Participant's Responsibilities . . . . . . . . . . . . . . . . 55
     8.12 Responsibility for Determination of Allocations. . . . . . . . 55


ARTICLE 9 - Investment/Trust . . . . . . . . . . . . . . . . . . . . . . 55

     9.1  Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . 55
     9.2  Voting of Employer Stock . . . . . . . . . . . . . . . . . . . 55
          (a)  Participant Direction . . . . . . . . . . . . . . . . . . 55
          (b)  Notification. . . . . . . . . . . . . . . . . . . . . . . 55
          (c)  Proxy Solicitation. . . . . . . . . . . . . . . . . . . . 56
          (d)  Unallocated Shares; Nondirected Shares. . . . . . . . . . 56
          (e)  Confidentiality . . . . . . . . . . . . . . . . . . . . . 56
     9.3  Tender Offer . . . . . . . . . . . . . . . . . . . . . . . . . 56
          (a)  Participant Direction . . . . . . . . . . . . . . . . . . 56
          (b)  Trustee's Response - Valid Directions . . . . . . . . . . 57
          (c)  Invalid Directions or No Directions . . . . . . . . . . . 57
          (d)  Unallocated Shares. . . . . . . . . . . . . . . . . . . . 57
          (e)  Allocation of Proceeds. . . . . . . . . . . . . . . . . . 57
          (f)  Confidentiality . . . . . . . . . . . . . . . . . . . . . 58
     9.4  Diversification of Investments . . . . . . . . . . . . . . . . 58
          (a)  Available Employer Stock. . . . . . . . . . . . . . . . . 58
          (b)  Timing of Direction . . . . . . . . . . . . . . . . . . . 58
          (c)  Determination of Number of Shares To Be
               Liquidated and Reinvested . . . . . . . . . . . . . . . . 58
          (d)  Qualified Election Period . . . . . . . . . . . . . . . . 58
          (e)  Value of Shares to Be Liquidated and
               Reinvested. . . . . . . . . . . . . . . . . . . . . . . . 59
          (f)  Investments . . . . . . . . . . . . . . . . . . . . . . . 59


ARTICLE 10 - Amendment, Mergers, Successor Employer. . . . . . . . . . . 59

     10.1 Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . 59
          (a)  Exclude Participant . . . . . . . . . . . . . . . . . . . 59
          (b)  Reduce Participant's Account. . . . . . . . . . . . . . . 59
          (c)  Reduce Vested Percentage. . . . . . . . . . . . . . . . . 59
          (d)  Vesting Schedule. . . . . . . . . . . . . . . . . . . . . 59
          (e)  Elimination of Protected Benefits . . . . . . . . . . . . 60
          (f)  Alter Trustee's Duties. . . . . . . . . . . . . . . . . . 60
     10.2 Merger of Plans. . . . . . . . . . . . . . . . . . . . . . . . 60
          (a)  Preservation of Account Balance . . . . . . . . . . . . . 60
          (b)  Authorization . . . . . . . . . . . . . . . . . . . . . . 60
     10.3 Successor Employer . . . . . . . . . . . . . . . . . . . . . . 60


ARTICLE 11 - Termination . . . . . . . . . . . . . . . . . . . . . . . . 60

     11.1 Right to Terminate or Discontinue
          Contributions. . . . . . . . . . . . . . . . . . . . . . . . . 60
     11.2 Discontinuance of Contributions. . . . . . . . . . . . . . . . 61
     11.3 Effect of Termination or Partial Termination . . . . . . . . . 61
          (a)  Nonforfeitability . . . . . . . . . . . . . . . . . . . . 61
          (b)  Distribution. . . . . . . . . . . . . . . . . . . . . . . 61
     11.4 No Reversion of Assets . . . . . . . . . . . . . . . . . . . . 61


ARTICLE 12 - General Provisions. . . . . . . . . . . . . . . . . . . . . 61

     12.1 Spendthrift Provision. . . . . . . . . . . . . . . . . . . . . 61
          (a)  Not Security. . . . . . . . . . . . . . . . . . . . . . . 61
          (b)  Attempts Void . . . . . . . . . . . . . . . . . . . . . . 62
     12.2 Effect Upon Employment Relationship. . . . . . . . . . . . . . 62
     12.3 No Interest in Employer Assets . . . . . . . . . . . . . . . . 62
     12.4 Construction . . . . . . . . . . . . . . . . . . . . . . . . . 62
     12.5 Severability . . . . . . . . . . . . . . . . . . . . . . . . . 62
     12.6 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 63
     12.7 Nondiversion . . . . . . . . . . . . . . . . . . . . . . . . . 63


ARTICLE 13 - Top-Heavy Plan Provisions . . . . . . . . . . . . . . . . . 63

     13.1 Top-Heavy/Super Top-Heavy Determination. . . . . . . . . . . . 63
          (a)  Top-Heavy Plan. . . . . . . . . . . . . . . . . . . . . . 63
          (b)  Super Top-Heavy Plan. . . . . . . . . . . . . . . . . . . 63
          (c)  Calculation . . . . . . . . . . . . . . . . . . . . . . . 64
     13.2 Top-Heavy Definitions. . . . . . . . . . . . . . . . . . . . . 64
          (a)  Top-Heavy Ratio . . . . . . . . . . . . . . . . . . . . . 64
          (b)  Present Value of Accrued Benefits . . . . . . . . . . . . 64
          (c)  Required Aggregation Group. . . . . . . . . . . . . . . . 65
          (d)  Permissive Aggregation Group. . . . . . . . . . . . . . . 65
          (e)  Determination Date. . . . . . . . . . . . . . . . . . . . 66
          (f)  Key Employee. . . . . . . . . . . . . . . . . . . . . . . 66
          (g)  Top-Heavy Valuation Date. . . . . . . . . . . . . . . . . 67
     13.3 Minimum Allocation/Benefit . . . . . . . . . . . . . . . . . . 67
     13.4 Vesting Schedule . . . . . . . . . . . . . . . . . . . . . . . 67
          (a)  Cessation . . . . . . . . . . . . . . . . . . . . . . . . 67
          (b)  Vesting Schedule Change . . . . . . . . . . . . . . . . . 68
     13.5 Plan Modifications . . . . . . . . . . . . . . . . . . . . . . 68


SCHEDULE A

                           TABLE OF DEFINITIONS

                               Defined Terms

     Term                                    Location

     ACP                                     4.7(a)(ii)
     ACP Compensation                        4.7(a)(iv)
     ACP Contributions                       4.7(a)(v)
     ACP Limit                               4.7(a)
     Administrator                           8.3

     After-Tax Employee Contributions
       Account                               5.1(a)(iii)
     Annual Additions                        5.7(a)
     Available Employer Stock                9.4(a)
     Beneficiary                             7.8(a)
     Benefit Shares                          7.11(a)

     Benefit Starting Date                   7.7(b)(ii)
     Break in Service                        2.1
     Change in Control                       6.2(d)
     Code                                    1.3
     Compensation                            5.2(a)(iii)(B)

     Continuing Director                     6.2(d)
     Contribution Percentage                 4.7(a)(iii)
     Covered Employment                      3.2
     Current Obligations                     4.2
     Defined Benefit Dollar Limit            5.9(b)(ii)

     Defined Benefit Plan Fraction           5.9(b)
     Defined Contribution Dollar Limit       5.7(b)
     Defined Contribution Plan Fraction      5.9(a)
     Determination Date                      13.2(e)
     Earliest Distribution Date              7.5(a)

     Effective Date                          1.4
     Elective Contributions                  5.2(a)(iii)(C)
     Elective Deferrals                      5.2(a)(iii)(B)
     Employee                                3.1(a)
     Employer                                1.1(a)

     Employer Contributions                  2.2
     Employer Stock                          5.1(a)(i)(C)
     Employer Stock Account                  5.1(a)(i)(A)
     Entry Date                              3.1(b)
     ERISA                                   1.3


     Term                                    Location

     ESOP Account                            5.1(a)(i)
     ESOP Contribution                       4.2
     Exempt Loan                             Trust
     Excess Aggregate Contribution           4.7(c)(i)
     Fair Market Value                       7.11(c)(iv)

     5% Owner                                2.3
     HCE Compensation                        2.4(b)
     Highly Compensated Employee             2.4(a)
     Hour of Service                         2.5
     Key Employee                            13.2(f)

     Leased Employee                         3.4
     Limitation Year                         5.7(f)
     Look-Back Year                          2.4(a)(i)
     Minimum Distribution                    7.4
     Normal Retirement Date                  7.1(a)

     Other Investments Account               5.1(a)(i)(B)
     Participant                             3.1
     Participating Compensation              5.2(a)(iii)(A)
     Percentage Limit                        5.7(c)
     Permissive Aggregation Group            13.2(d)

     Person                                  2.6
     Plan                                    Preamble
     Plan Year                               2.7
     Present Value of Accrued Benefits       13.2(b)(i)
     Projected Annual Benefit                5.9(b)(i)

     QDRO                                    7.1(f)
     Qualified Election Period               9.4(d)
     Qualified Maternity or
       Paternity Absence                     2.10(e)
     Regulations                             1.3
     Related Employer                        2.8

     Required Aggregation Group              13.2(c)
     Required Beginning Date                 7.5(c)(i)
     Section 415 Compensation                5.7(e)
     Securities Acquisition Loan             Trust
     Severance Date                          2.10(d)

     Spouse                                  7.8(b)(ii)
     Tender Offer                            9.3
     Super Top-Heavy Plan                    13.1(b)
     Top-Heavy Plan                          13.1(a)
     Top-Heavy Ratio                         13.2(a)
     Term                                    Location

     Top-Heavy Valuation Date                13.2(g)
     Total Disability                        7.1(c)
     TRASOP Account                          5.1(a)(ii)
     Trust                                   1.2
     Valuation Date                          2.9

     Vested Account Balance                  6.6(a)
     Year of Service                         2.10